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                                                                   EXHIBIT 99(h)


================================================================================



                             PARTICIPATION AGREEMENT
                                   [NW ____ _]



                                   DATED AS OF
                              [__________________]




                                      AMONG

                            NORTHWEST AIRLINES, INC.,
                                                OWNER,

                         NORTHWEST AIRLINES CORPORATION,
                                                GUARANTOR,

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,

                                                PASS THROUGH TRUSTEE UNDER EACH
                                                OF THE PASS THROUGH TRUST
                                                AGREEMENTS,

                      STATE STREET BANK AND TRUST COMPANY,
                                                SUBORDINATION AGENT,

                                       AND

                      STATE STREET BANK AND TRUST COMPANY,
                                                IN ITS INDIVIDUAL CAPACITY AND
                                                AS INDENTURE TRUSTEE

                              ---------------------




      ONE [AIRBUS A319-113/114] [BOEING 757-351] [BOEING 747-451] AIRCRAFT
                                    N[_____]

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                                TABLE OF CONTENTS

                                                                           PAGE

SECTION 1.  Purchase of Secured Certificates by Pass Through Trustees........2

SECTION 2.  Owner's Notice of Closing Date...................................3

SECTION 3.  [Intentionally Omitted]..........................................3

SECTION 4.  Conditions.......................................................3
              (a)  Conditions Precedent to Purchase of Secured Certificates..3
              (b)  Conditions Precedent to the Obligations of the Owner
                      and the Guarantor......................................8

SECTION 5.  [Intentionally Omitted].........................................10

SECTION 6.  Extent of Interest of Certificate Holders.......................10

SECTION 7.  Representations and Warranties of the Owner and the Guarantor;
                      Indemnities...........................................10
              (a)  Representations and Warranties...........................10
              (b)  General Tax Indemnity....................................13
              (c)  General Indemnity........................................13
              (d)  Income Tax...............................................13

SECTION 8.  Representations, Warranties and Covenants.......................13

SECTION 9.  Reliance of Liquidity Provider..................................22

SECTION 10. Other Documents.................................................22

SECTION 11. Certain Covenants of the Owner..................................22

SECTION 12. [Intentionally Omitted].........................................22

SECTION 13. Certain Definitions; Notices; Consent to Jurisdiction...........23

SECTION 14. [Intentionally Omitted].........................................23

SECTION 15. Miscellaneous...................................................23

SECTION 16. Sale/leaseback Transaction......................................24


                                      -i-
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                                    SCHEDULES

SCHEDULE I     -  Names and Addresses

SCHEDULE II    -  Commitments

SCHEDULE III   -  Pass Through Trust Agreements

                                    EXHIBITS

Exhibit A      -  Schedule of Countries Authorized for Reregistration

Exhibit B-1    -  Form of Opinion of Simpson Thacher & Bartlett, special
                      counsel for the Owner and the Guarantor

Exhibit B-2    -  Form of Opinion of Cadwalader, Wickersham & Taft, special counsel for the Owner and the Guarantor

Exhibit B-3    -  Form of Opinion of the Owner's Legal Department

Exhibit C      -  Form of Opinion of counsel for the Manufacturer
                      [and the Supplier--A319'S ONLY]

Exhibit D      -  [Intentionally Omitted]

Exhibit E-1    -  [Intentionally Omitted]

Exhibit E-2    -  [Intentionally Omitted]

Exhibit F      -  Form of Opinion of Crowe & Dunlevy, P.C.

Exhibit G      -  Form of Opinion of Bingham Dana LLP, special counsel for the Indenture Trustee

Exhibit H-1    -  [Intentionally Omitted]

Exhibit H-2    -  [Intentionally Omitted]

Exhibit I      -  Form of ss.1110 Opinion of Cadwalader, Wickersham & Taft,
                      special counsel for the Owner

Exhibit J-1    -  Form of Opinion of Bingham Dana LLP, special counsel for the Pass Through Trustee

Exhibit J-2    -  Form of Opinion of Bingham Dana LLP, special counsel for the Subordination Agent

Exhibit K      -  Section 7(b) - General Tax Indemnity

Exhibit L      -  Section 7(c) - General Indemnity


                                      -ii-
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                             PARTICIPATION AGREEMENT
                                   [NW ____ _]


            THIS PARTICIPATION AGREEMENT [NW ____ _] dated as of [_______________], among (i) NORTHWEST AIRLINES, INC., a Minnesota corporation (the "OWNER"), (ii) NORTHWEST AIRLINES CORPORATION, a Delaware corporation (the "GUARANTOR"), (iii) STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity except as otherwise provided herein, but solely as trustee (in such capacity, the "PASS THROUGH TRUSTEE") under each of [four - 747's] [five - A319's and 757's] separate Pass Through Trust Agreements (as defined below), (iv) STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as subordination agent and trustee (in such capacity, the "SUBORDINATION AGENT") under the Intercreditor Agreement (defined below), and (v) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, in its individual capacity and as Indenture Trustee under the Trust Indenture (as hereinafter defined) (herein, in such latter capacity together with any successor indenture trustee, called the "INDENTURE TRUSTEE") (this "AGREEMENT");

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Purchase Agreement between the Owner and the [Supplier] [Manufacturer], the [Supplier] [Manufacturer] has agreed to sell to the Owner, among other things, certain [Airbus Industrie A319-113/114] [Boeing 757-351] [Boeing 747-451] aircraft, including the Aircraft which has been [or is being] delivered by the [Supplier] [Manufacturer] to the Owner and is the subject of this Agreement;

            [WHEREAS, concurrently with the execution and delivery of this Agreement, the Manufacturer and the Supplier have executed the Manufacturer Consent and Agreement to Assignment of Warranties [NW _____ __] and the Supplier Consent and Agreement to Assignment of Warranties [NW ____ _] (herein collectively called the "CONSENT AND AGREEMENT"); -- A319'S]

            [WHEREAS, concurrently with the execution and delivery of this Agreement, the Manufacturer has executed the Consent and Agreement [NW ____ _] (herein called the "CONSENT AND AGREEMENT"); -- 757'S AND 747'S]

            WHEREAS, the Indenture Trustee and the Owner concurrently with the execution and delivery of this Agreement are entering into the Trust Indenture and Security Agreement [NW ____ _], dated as of the date hereof (said Trust Indenture and Security Agreement, as the same may be amended or supplemented from time to time, being herein called the "TRUST INDENTURE", such term to include, unless the context otherwise requires, the Trust Indenture Supplement referred to below) pursuant to which the Owner will issue secured certificates substantially in the form set forth in Section 2.01 thereof (the "SECURED CERTIFICATES", and individually, a "SECURED CERTIFICATE") in [four - 747's] [five - A319's and 757's] series, which Secured Certificates are to be secured by the mortgage and security interests created by the Owner in favor of the Indenture Trustee, and the Owner shall execute and deliver a Trust

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Indenture Supplement substantially in the form of EXHIBIT A to the Trust
Indenture (the "TRUST INDENTURE SUPPLEMENT") covering the Aircraft, supplementing the Trust Indenture;

            WHEREAS, concurrently with the execution and delivery of this Agreement; the Guarantor is entering into a Guarantee [NW ____ _], dated as of the date hereof, pursuant to which the Guarantor guarantees certain obligations of the Owner under the Operative Documents (the "GUARANTEE");

            WHEREAS, pursuant to the Pass Through Trust Agreement and each of the Pass Through Trust Supplements set forth in Schedule III hereto (collectively, the "PASS THROUGH TRUST AGREEMENTS"), on the Issuance Date [and on __________, _____ - A319's and 757's] [four - 747's] [five - A319's and
757's] separate trusts (collectively, the "PASS THROUGH TRUSTS" and, individually, a "PASS THROUGH TRUST") were created to facilitate the transactions contemplated hereby, including, without limitation, the issuance and sale by each Pass Through Trust of pass through certificates pursuant thereto (collectively, the "CERTIFICATES");

            WHEREAS, the proceeds from the issuance and sale of the Certificates by each Pass Through Trust will be applied in part by the Pass Through Trustee on the Closing Date to purchase from the Owner, on behalf of each Pass Through Trust, all of the Secured Certificates bearing the same interest rate as the Certificates issued by such Pass Through Trust;

            WHEREAS, on the Issuance Date (i) Landesbank Hessen-Thuringen Girozentrale (the "LIQUIDITY PROVIDER") entered into four revolving credit agreements (each, a "LIQUIDITY FACILITY"), one for the benefit of the holders of Certificates of each Pass Through Trust [other than the Class D Pass Through Trust - A319's and 757's], with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust; and (ii) the Pass Through Trustee [(other than the Class D Trustee) -- A319's and 757's], the Liquidity Provider and the Subordination Agent entered into the Intercreditor Agreement, dated June 1, 2001;

            WHEREAS, the Secured Certificates will be held by the Subordination Agent pursuant to the Intercreditor Agreement on behalf of the Pass Through Trusts;

            WHEREAS, in order to facilitate the transactions contemplated hereby, the Owner and the Guarantor have entered into the Underwriting Agreement, dated as of May 22, 2001, among the Owner, the Guarantor and the several underwriters named therein (the "UNDERWRITING AGREEMENT"); and

            WHEREAS, certain terms are used herein as defined in Section 13(a) hereof;


            NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

            SECTION 1. PURCHASE OF SECURED CERTIFICATES BY PASS THROUGH TRUSTEES. (a) PURCHASE OF SECURED CERTIFICATES BY PASS THROUGH TRUSTEES. Subject to the terms and

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conditions of this Agreement, the Pass Through Trustee for each Pass Through
Trust agrees to purchase the Secured Certificates set forth on Schedule II opposite the name of such Pass Through Trust by paying to the Owner the aggregate purchase price of the Secured Certificates being issued to such Pass Through Trustee as set forth on SCHEDULE II opposite the name of such Pass Through Trust. The Pass Through Trustees shall make such payments to the Owner on a date to be designated pursuant to Section 2 hereof, but in no event later than [__________], by transferring to the account of the Owner at USBank, Minneapolis, ABA No. 091-000-022, Account No. 1502-5009-9440, Reference:
Northwest/NW [____ __], not later than 9:30 a.m., New York City time, on the Closing Date in immediately available funds in Dollars, the amount set forth opposite the name of such Pass Through Trust on SCHEDULE II hereto.

            Upon the occurrence of the above transfers by the Pass Through Trustee for each Pass Through Trust to the Owner, the Owner shall issue, pursuant to Article II of the Trust Indenture, to the Subordination Agent on behalf of the Pass Through Trustee for each of the Pass Through Trusts, Secured Certificates of the maturity and aggregate principal amount, bearing the interest rate and for the purchase price set forth on Schedule II hereto opposite the name of such Pass Through Trust.

            (b)   [Intentionally Omitted].

            (c) GENERAL PROVISIONS. The amount of the payment of each Pass Through Trustee to be made as provided above is hereinafter called such party's "COMMITMENT" for the Aircraft.

            SECTION 2. OWNER'S NOTICE OF CLOSING DATE. The Owner agrees to give the Pass Through Trustee and the Indenture Trustee at least two Business Days' telecopy or other written notice of the Closing Date, which Closing Date shall be a Business Day, which notice shall specify the amount of each Pass Through Trustee's Commitment for the Aircraft. As to each Pass Through Trustee, the making of its Commitment for the Aircraft available in the manner required by
Section 1 shall constitute a waiver of such notice.

            SECTION 3. [INTENTIONALLY OMITTED].

            SECTION 4. CONDITIONS. (a) CONDITIONS PRECEDENT TO PURCHASE OF SECURED CERTIFICATES. It is agreed that the obligations of each Pass Through Trustee to purchase Secured Certificates and to make available the amount of its Commitment is subject to the satisfaction prior to or on the Closing Date of the following conditions precedent:

            (i) The Pass Through Trustee shall have received due notice with respect to such participation pursuant to Section 2 hereof (or shall have waived such notice either in writing or as provided in Section 2).

            (ii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations or guidelines or interpretations thereof by appropriate regulatory authorities which would make it a violation of law or regulations or guidelines for the Pass Through Trustee to make its Commitment available in accordance with Section 1 hereof.

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            (iii) [Intentionally Omitted].

            (iv)  [Intentionally Omitted].

            (v) The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to the Pass Through Trustee and shall be in full force and effect and executed counterparts shall have been delivered to the Pass Through Trustee or its counsel, PROVIDED that only the Subordination Agent on behalf of each Pass Through Trustee shall receive an executed original of such Pass Through Trustee's respective Secured Certificate and PROVIDED, FURTHER, that an excerpted copy of the Purchase Agreement shall only be delivered to and retained by the Indenture Trustee, which copy may be inspected and reviewed by the Indenture Trustee if and only if there shall occur and be continuing an Event of Default:

                  (1) an excerpted copy of the Purchase Agreement (insofar as it relates to the Aircraft) [and the Guaranty-- A319'S ONLY];

                  (2) the Trust Indenture;

                  (3) the Trust Indenture Supplement covering the Aircraft dated the Closing Date;

                  (4) the Secured Certificates;

                  (5) the Consent and Agreement;

                  (6) the Guarantee; and

                  [(7) the French Pledge Agreement.-- A319'S ONLY]

            In addition, the Pass Through Trustee shall have received executed counterparts or conformed copies of the following documents:

                  (1) each of the Pass Through Trust Agreements;

                  (2) the Intercreditor Agreement; and

                  (3) the Liquidity Facility for each of the Pass Through Trusts
            [(other than the Class D Pass Through Trust) -- A319's and 757's].

            (vi) A Uniform Commercial Code financing statement or statements covering all the security interests created by or pursuant to the Granting Clause of the Trust Indenture that are not covered by the recording system established by the Federal Aviation Act shall have been executed and delivered by the Owner, and such financing statement or statements shall have been duly filed in all places necessary or advisable, and any additional Uniform Commercial Code financing statements deemed advisable by

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      the Pass Through Trustee shall have been executed and delivered by the
      Owner and duly filed.

            (vii) The Pass Through Trustee shall have received the following:

                  (A)(1) an incumbency certificate of the Owner and the
            Guarantor (as the case may be) as to the person or persons authorized to execute and deliver this Agreement, the Pass Through Trust Agreements, the Guarantee and any other documents to be executed on behalf of the Owner or the Guarantor (as the case may be) in connection with the transactions contemplated hereby and the signatures of such person or persons;

                  (2) a copy of the resolutions of the board of directors of the
            Owner and the Guarantor or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Owner and the Guarantor (as the case may be), duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Owner or the Guarantor (as the case may be) in connection with the transactions contemplated hereby; and

                  (3) a copy of the certificate of incorporation of the Owner and the Guarantor, certified by the Secretary of State of the State of Minnesota in the case of the Owner and certified by the Secretary of State of the State of Delaware in the case of the Guarantor, a copy of the by-laws of the Owner and the Guarantor, certified by the Secretary or Assistant Secretary of the Owner and the Guarantor (as the case may be), and a certificate or other evidence from the Secretary of State of the State of Minnesota in the case of the Owner and from the Secretary of State of the State of Delaware in the case of the Guarantor, dated as of a date reasonably near the Closing Date, as to the due incorporation and good standing of the Owner or the Guarantor (as the case may be) in such state.

                  (B)(1) an incumbency certificate of the Indenture Trustee as to the person or persons authorized to execute and deliver this Agreement, the Trust Indenture and any other documents to be executed on behalf of the Indenture Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons;

                  (2) a copy of the resolutions of the board of directors of the
            Indenture Trustee, certified by the Secretary or an Assistant Secretary of the Indenture Trustee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Indenture Trustee in connection with the transactions contemplated hereby;

                  (3) a copy of the articles of association and by-laws of the
            Indenture Trustee, each certified by the Secretary or an Assistant Secretary of the Indenture Trustee; and

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                  (4) a certificate signed by an authorized officer of the
            Indenture Trustee, dated the Closing Date, certifying that the representations and warranties contained herein of the Indenture Trustee are correct as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

            (viii) All appropriate action required to have been taken prior to the Closing Date in connection with the transactions contemplated by this Agreement shall have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Closing Date.

            (ix) On the Closing Date the Pass Through Trustee shall have received a certificate signed by an authorized officer of the Owner (and with respect to the matters set forth in clause (4) below, the Guarantor) to the effect that:

                  (1) the Aircraft has been duly certified by the Federal
            Aviation Administration as to type and has a current certificate of airworthiness, and the Owner has good title to the Aircraft free and clear of Liens other than Permitted Liens;

                  (2) the Trust Indenture and the Trust Indenture Supplement
            covering the Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the Federal Aviation Administration;

                  (3) application for registration of the Aircraft in the name of the Owner has been duly made with the Federal Aviation Administration; and

                  (4) the representations and warranties contained herein of the
            Owner and the Guarantor are correct as though made on and as of the Closing Date, except to the extent that such representations and warranties (other than those contained in clause (F) of Section 7(a)(iv)) relate solely to an earlier date (in which case such representations and warranties were correct on and as of such earlier date).

            (x) The Owner and the Guarantor shall have entered into the Underwriting Agreement and each of the Pass Through Trust Agreements, the Certificates shall have been issued and sold pursuant to the Underwriting Agreement and the Pass Through Trust Agreements.

            (xi) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee and the Indenture Trustee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, an opinion substantially in the form of EXHIBIT B-1 hereto from Simpson Thacher & Bartlett, special counsel for the Owner and the

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      Guarantor, an opinion substantially in the form of EXHIBIT B-2 hereto from
      Cadwalader, Wickersham & Taft, special counsel for the Owner and the Guarantor, and an opinion substantially in the form of EXHIBIT B-3 hereto from the Owner's legal department.

            (xii) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Guarantor and the Owner and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Guarantor and the Owner, an opinion substantially in the form of EXHIBIT C hereto from [counsel to the Supplier and the Manufacturer. -- A319'S] [counsel to the Manufacturer. -- 757'S AND 747'S]

            (xiii) [Intentionally Omitted].

            (xiv) [Intentionally Omitted].

            (xv) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Guarantor and the Owner, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Guarantor and the Owner, an opinion substantially in the form of EXHIBIT F hereto from Crowe & Dunlevy, P.C.

            (xvi) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Guarantor and the Owner, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Guarantor and the Owner, an opinion substantially in the form of EXHIBIT G hereto from Bingham Dana LLP, special counsel for the Indenture Trustee.

            (xvii) [Intentionally Omitted].

            (xviii) The Pass Through Trustee shall have received an independent insurance broker's report, in form and substance satisfactory to the Pass Through Trustee, as to the due compliance with the terms of Section 7.04 of the Trust Indenture relating to insurance with respect to the Aircraft.

            (xix) [Intentionally Omitted].

            (xx) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

            (xxi) [Intentionally Omitted].

            (xxii) [Intentionally Omitted].


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            (xxiii) The Pass Through Trustee shall have received a favorable opinion substantially in the form of EXHIBIT I hereto addressed to the Pass Through Trustee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, from Cadwalader, Wickersham & Taft, special counsel for the Owner, which opinion shall state (with customary assumptions and qualifications) that the Indenture Trustee would be entitled to the benefits of 11 U.S.C. ss.1110 with respect to the Aircraft.

            (xxiv) [Intentionally Omitted].

            (xxv) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Guarantor and the Owner, and reasonably satisfactory as to scope and substance, to the Pass Through Trustee, the Guarantor and the Owner, an opinion substantially in the form of EXHIBIT J-2 hereto from Bingham Dana LLP, special counsel to the Subordination Agent.

            Promptly upon the recording of the Trust Indenture and the Trust Indenture Supplement covering the Aircraft pursuant to the Federal Aviation Act, the Owner will cause Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma, to deliver to the Pass Through Trustee, the Indenture Trustee and the Owner an opinion as to the due and valid registration of the Aircraft in the name of the Owner, the due recording of the Trust Indenture and such Trust Indenture Supplement and the lack of filing of any intervening documents with respect to the Aircraft.

            (b) CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE OWNER AND THE GUARANTOR. It is agreed that the obligations of the Owner and the Guarantor to enter into the other Operative Documents are all subject to the fulfillment to the satisfaction of the Owner and the Guarantor prior to or on the Closing Date of the following conditions precedent:

            (i) All appropriate action required to have been taken on or prior to the Closing Date in connection with the transactions contemplated by this Agreement shall have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect on the Closing Date.

            (ii) The condition specified in Section 4(a)(ii) hereof shall have been satisfied.

            (iii) Those documents described in Section 4(a)(v) shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Owner and the Guarantor) in the manner specified in Section 4(a)(v), shall each be satisfactory in form and substance to the Owner and the Guarantor, shall be in full force and effect on the Closing Date, and an executed counterpart of each thereof (other than the Secured Certificates) shall have been delivered to the Owner or its special counsel and the Guarantor or its special counsel.

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            (iv) The Owner and the Guarantor shall have received (A) each certificate referred to in Section 4(a)(vii) (other than the certificate referred to in clause (A) thereof), (B) a certificate signed by an authorized officer of the Pass Through Trustee, dated the Closing Date, certifying that the representations and warranties contained herein of the Pass Through Trustee are correct as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date), and (C)(1) an incumbency certificate of the Pass Through Trustee as to the person or persons authorized to execute and deliver this Agreement and any other documents to be executed on behalf of the Pass Through Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons; (2) a copy of the articles of association and by-laws of the Pass Through Trustee, each certified by the Secretary of an Assistant Secretary of the Pass Through Trustee; and (3) such other documents and evidence with respect to the Pass Through Trustee as the Owner or its special counsel and the Guarantor or its special counsel may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary action in connection therewith and compliance with the conditions herein set forth.

            (v) The Owner and the Guarantor shall have received (A) an opinion substantially in the form of EXHIBIT J-1 hereto addressed to the Guarantor and the Owner of Bingham Dana LLP, special counsel for the Pass Through Trustee, and reasonably satisfactory as to scope and substance to the Guarantor and the Owner, and (B) the opinions set forth in Sections 4(a)(xii), 4(a)(xv), 4(a)(xvi) and 4(a)(xxv) in each case addressed to the Owner and the Guarantor and dated the Closing Date and in each case in scope and substance reasonably satisfactory to the Owner and its special counsel and the Guarantor and its special counsel.

            (vi) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

            (vii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations or guidelines or interpretations by appropriate regulatory authorities which would make it a violation of law or regulations or guidelines for the Owner or the Guarantor to enter into any transaction contemplated by the Operative Documents.

            (viii) [Intentionally Omitted].

            (ix) The Owner shall have been paid by the Pass Through Trustee for each Pass Through Trust the aggregate purchase price set forth on Schedule II opposite the name of such Pass Through Trust.

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            SECTION 5. [INTENTIONALLY OMITTED].

            SECTION 6. EXTENT OF INTEREST OF CERTIFICATE HOLDERS. No Certificate Holder (as defined in the Trust Indenture) shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Trust Indenture when and if the principal of and interest on all Secured Certificates held by such holder and all other sums payable to such holder hereunder, under the Trust Indenture and under such Secured Certificates shall have been paid in full.

            SECTION 7. REPRESENTATIONS AND WARRANTIES OF THE OWNER AND THE GUARANTOR; INDEMNITIES. (a) REPRESENTATIONS AND WARRANTIES. The Owner and the Guarantor represent and warrant to the Pass Through Trustee, the Indenture Trustee, the Liquidity Provider and the Subordination Agent that as of the Closing Date:

            (i) each of the Owner and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power and authority to own or hold under lease its properties, has, or had on the respective dates of execution thereof, the corporate power and authority to enter into and perform its obligations under (i) in the case of the Owner, the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement and the other Operative Documents to which it is a party and (ii) in the case of the Guarantor, this Agreement, the Pass Through Trust Agreements, the Underwriting Agreement and the other Operative Documents to which it is a party, and is duly qualified to do business as a foreign corporation in each state in which its operations or the nature of its business requires other than failures to so qualify which would not have a material adverse effect on the condition (financial or otherwise), consolidated business or properties of it and its subsidiaries considered as one enterprise;

            (ii) The Owner is a Certificated Air Carrier, and its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code in effect in the State of Minnesota) is located at Eagan, Minnesota;

            (iii) the execution and delivery by the Owner or the Guarantor (as the case may be) of the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement and each other Operative Document to which the Owner or the Guarantor (as the case may be) is a party, and the performance of the obligations of the Owner or the Guarantor (as the case may be) under the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement and each other Operative Document to which the Owner or the Guarantor (as the case may be) is a party, have been duly authorized by all necessary corporate action on the part of the Owner or the Guarantor, do not require any stockholder approval, or approval or consent of any trustee or holder of any material indebtedness or material obligations of the Owner or the Guarantor, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation or order binding on the Owner or the Guarantor (as the case may be) or the certificate of incorporation or by-laws of the Owner or the Guarantor (as the case may be), or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon the property of the

      Owner or the Guarantor (as the case may be) under, any indenture, mortgage, contract or other agreement to which the Owner or the Guarantor (as the case may be) is a party or by which it may be bound or affected which contravention, default or Lien, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

            (iv) neither the execution and delivery by the Owner or the Guarantor (as the case may be) of the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement or any other Operative Document to which the Owner or the Guarantor (as the case may be) is a party, nor the performance of the obligations of the Owner or the Guarantor (as the case may be) under the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement or the other Operative Documents to which the Owner or the Guarantor (as the case may be) is a party, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, the Department of Transportation, the FAA, or any other federal, state or foreign governmental authority having jurisdiction over the Owner or the Guarantor, other than (A) the registration of the Certificates under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state require such action, (B) the qualification of the Pass Through Trust Agreements under the Trust Indenture Act of 1939, as amended, pursuant to an order of the Securities and Exchange Commission, (C) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by the Owner or any Lessee required to be obtained on or prior to the Closing Date, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are, or on the Closing Date will be, in full force and effect (other than a flying time wire, all steps to obtain the issuance of which will have been, on the Closing Date, taken or caused to be taken by the Owner), (D) the registration of the Aircraft referred to in Section 4(a)(ix)(3), (E) the registrations and filings referred to in Section 7(a)(vi), and (F) authorizations, consents, approvals, actions, notices and filings required to be obtained, taken, given or made either only after the date hereof or the failure of which to obtain, take, give or make would not be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

            (v) this Agreement, each of the other the Owner Documents, the Pass Through Trust Agreements and the Guarantee constitute the legal, valid and binding obligations of the Owner or the Guarantor (as the case may be) enforceable against the Owner or the Guarantor (as the case may be) in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors or lessors generally and by general principles of equity, whether considered in a proceeding at law or in equity, and except, in the case of the Trust Indenture, as limited by applicable laws which may affect the remedies provided in the Trust Indenture, which laws, however, do not make the remedies provided in the Trust Indenture inadequate for practical realization of the benefits intended to be afforded thereby;

            (vi) except for (A) the filing for recording pursuant to the Federal Aviation Act of a bill of sale on AC form 8050-2 (or such other form as may be approved by the FAA) relating to the Aircraft from the [Supplier] [Manufacturer] to the Owner, (B) the registration of the Aircraft pursuant to the Federal Aviation Act, (C) the filing for recording pursuant to the Federal Aviation Act of [(x) the termination of the Mortgage and (y)] the Trust Indenture and the Trust Indenture Supplement covering the Aircraft attached thereto and made a part thereof, (D) the filing of financing statements (and continuation statements at periodic intervals) with respect to the security interests created by such documents under the Uniform Commercial Code of Minnesota and such other states as may be specified in the opinions furnished pursuant to Section 4(a)(xi) hereof [and the filing of a UCC-3 termination statement relating to the financing statement filed in connection with the Mortgage], and (E) the taking of possession by the Indenture Trustee of the original counterparts of the Trust Indenture and the Trust Indenture Supplement covering the Aircraft, no further filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction) is necessary under the laws of the United States of America or any State thereof in order to perfect the security interest in favor of the Indenture Trustee in the Aircraft as against the Owner and any third parties in any applicable jurisdiction in the United States;

            (vii) neither the Owner, the Guarantor nor any of their affiliates has directly or indirectly offered the Certificates for sale to any Person other than in a manner permitted by the Securities Act of 1933, as amended, and by the rules and regulations thereunder;

            (viii) neither the Owner nor the Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

            (ix) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time lapse or both;

            (x) no event has occurred and is continuing which constitutes an Event of Loss or would constitute an Event of Loss with the lapse of time;

            (xi) the Owner is solvent and has no intention or belief that it is about to incur debts beyond its ability to pay as they mature;

            (xii) none of the proceeds from the issuance of the Secured Certificates will be used directly or indirectly by the Owner to purchase or carry any "margin security" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System; and

            (xiii) On the Closing Date, all sales or use tax then due and for which the Owner is responsible pursuant to Section 7(b)(i) hereof shall have been paid, other than such taxes which are being contested by the Owner in good faith and by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft.

            (b) GENERAL TAX INDEMNITY. EXHIBIT K, which is a complete statement of the provisions of Section 7(b), is incorporated herein in its entirety as if fully set forth herein.

            (c) GENERAL INDEMNITY. EXHIBIT L, which is a complete statement of the provisions of Section 7(c), is incorporated herein in its entirety as if fully set forth herein.

            (d) INCOME TAX. For purposes of this Section 7, the term "INCOME TAX" means any Tax based on or measured by gross or net income or receipts (other than sales, use, license or property Taxes or Taxes in the nature thereof) (including, without limitation, capital gains taxes, minimum taxes, income taxes collected by withholding and taxes on tax preference items), and Taxes which are capital, doing business, excess profits or net worth taxes and interest, additions to tax, penalties, or other charges in respect thereof.

            SECTION 8. REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a)   [Intentionally Omitted].

            (b)   [Intentionally Omitted].

            (c)   [Intentionally Omitted].

            (d)   [Intentionally Omitted].

            (e) Each Loan Participant represents and warrants that neither it nor anyone acting in its behalf has offered any Secured Certificates for sale to, or solicited any offer to buy any Secured Certificate from, any Person other than in a manner in compliance with, and which does not require registration under, the Securities Act of 1933, as amended, or the rules and regulations thereunder.

            (f) The Indenture Trustee agrees that the Owner may elect to effect a change in registration of the Aircraft, at the Owner's cost and expense, so long as (a) the country of registry of the Aircraft is a country listed on EXHIBIT A hereto and (b) the following conditions are met: (i) unless the country of registry is Taiwan, the United States maintains normal diplomatic relations with the country of registry of the Aircraft, and if the country of registry is Taiwan, the United States maintains diplomatic relations at least as good as those in effect on the Closing Date; and (ii) the Indenture Trustee shall have received a favorable opinion (subject to customary exceptions) addressed to the Indenture Trustee, from counsel of recognized reputation qualified in the laws of the relevant jurisdiction to the effect that:

            (A) the Owner's ownership interest in the Aircraft shall be recognized under the laws of such jurisdiction, (B) the obligations of the Owner, and the rights and remedies of the Indenture Trustee, under the Trust Indenture shall remain valid, binding and (subject to customary bankruptcy and equitable remedies exceptions and to other exceptions customary in foreign opinions generally) enforceable under the laws of such jurisdiction (or the laws of the jurisdiction to which the laws of such jurisdiction would refer as the applicable governing law), (C) after giving effect to such change in registration, the Lien of the Trust Indenture on the Owner's right, title and interest in and to the Aircraft shall continue as a valid and duly perfected first priority security interest and all filing, recording or other action necessary to protect the same shall have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective, (1) the opinion shall detail what filing, recording or other action is necessary and (2) the Indenture Trustee shall have received a certificate from the Owner that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to the Indenture Trustee on or prior to the effective date of such change in registration), (D) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of the Indenture Trustee (or any Affiliate thereof) for the Indenture Trustee to qualify to do business in such jurisdiction, (E) there is no tort liability of the owner of an aircraft not in possession thereof under the laws of such jurisdiction (it being agreed that, in the event such latter opinion cannot be given in a form satisfactory to the Indenture Trustee, such opinion shall be waived if insurance reasonably satisfactory to the Indenture Trustee is provided to cover such risk), and (F) (unless the Owner shall have agreed to provide insurance covering the risk of requisition of use of such Aircraft by the government of such jurisdiction so long as such Aircraft is registered under the laws of such jurisdiction) the laws of such jurisdiction require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of such Aircraft in the event of the requisition by such government of such use.

In addition, as a condition precedent to any such change in registration, the Owner shall furnish to the Indenture Trustee an Officer's Certificate to the effect that the insurance required by Section 7.04 of the Trust Indenture shall be in full force and effect at the time of such change in registration after giving effect to such change in registration and that the new country of registry imposes aircraft maintenance standards not materially different from those of the United States, France, Germany, Japan, the Netherlands or the United Kingdom. The Owner shall pay all costs, expenses, fees, recording and registration taxes, including the reasonable fees and expenses of counsel to the Indenture Trustee, and other charges in connection with any such change in registration.

            (g) Each Loan Participant and each of the Indenture Trustee, the Subordination Agent and each Pass Through Trustee covenants and agrees that, so long as no Event of Default shall have occurred and be continuing and the Owner has not been duly declared in default and, notwithstanding default by any Loan Participant, the Indenture Trustee, any Pass Through Trustee or the Subordination Agent, that such Person shall not (and shall not permit any Affiliate or other Person claiming by, through or under it to) interfere with the Owner's continued possession, use and operation of, and quiet enjoyment of, the Aircraft.

            (h)   [Intentionally Omitted].

            (i) State Street Bank and Trust Company, in its individual capacity, covenants and agrees that it shall not cause or permit to exist any Lien, arising as a result of (A) claims against the Indenture Trustee not related to its interest in the Aircraft or the administration of the Collateral pursuant to the Trust Indenture, (B) acts of the Indenture Trustee not permitted by, or failure of the Indenture Trustee to take any action required by, the Operative Documents to the extent such acts arise or such failure arises from or constitutes gross negligence or willful misconduct, (C) claims against the Indenture Trustee relating to Taxes or Expenses which are excluded from the indemnification provided by Section 7 pursuant to said Section 7, or (D) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Aircraft, the Collateral or the Operative Documents other than a transfer of the Aircraft pursuant to Article IV of the Trust Indenture while an Event of Default is continuing and prior to the time that the Indenture Trustee has received all amounts due pursuant to the Trust Indenture.

            (j) [Intentionally Omitted].

            (k) Each Loan Participant represents and warrants that the Secured Certificate to be issued to it pursuant to the Trust Indenture is being acquired by it for investment and not with a view to resale or distribution (it being understood that such Loan Participant may pledge or assign as security its interest in each Secured Certificate issued to it), PROVIDED that the disposition of its property shall at all times be and remain within its control, except that the Loan Participants may sell, transfer or otherwise dispose of any Secured Certificate or any portion thereof, or grant participations therein, in a manner which in itself does not require registration under the Securities Act of 1933, as amended.

            (l) [Intentionally Omitted].

            (m) State Street Bank and Trust Company represents, warrants and covenants, in its individual capacity, to the Owner, the Guarantor, the Pass Through Trustee, the Subordination Agent and the Liquidity Provider as follows:

            (i) it is a Massachusetts trust company duly incorporated, validly existing and in good standing under the laws of Massachusetts, is a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement), will notify promptly all parties to this Agreement if in its reasonable opinion its status as a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement) is likely to change and will resign as Indenture Trustee as provided in Section 9.01 of the Trust Indenture promptly after it obtains actual knowledge that it has ceased to be such a Citizen of the United States (without making use of a voting trust, voting powers agreement or similar arrangement), and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of this Agreement, the Trust Indenture and each other Operative Document to which it is a party and to carry out its obligations under this Agreement, the Trust Indenture, each other Operative Document to which it is a party and to authenticate the Secured Certificates;

            (ii) the execution and delivery by the Indenture Trustee of the Indenture Trustee Documents and the authentication of the Secured Certificates and the performance by the Indenture Trustee of its obligations under the Indenture Trustee Documents have been duly authorized by the Indenture Trustee and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound;

            (iii) this Agreement and each of the other Indenture Trustee Documents constitute the legal, valid and binding obligations of the Indenture Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

            (iv) there are no pending or, to its knowledge, threatened actions or proceedings against the Indenture Trustee, either in its individual capacity or as Indenture Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Indenture Trustee, in its individual capacity or as Indenture Trustee as the case may be, to perform its obligations under the Operative Documents to which it is a party; and

            (v) there are no Indenture Trustee's Liens on the Aircraft or any other portion of the Collateral.

            (n) [Intentionally Omitted].

            (o) [Intentionally Omitted].

            (p) State Street Bank and Trust Company, in its individual capacity, agrees for the benefit of the Owner to comply with the terms of the Trust Indenture which it is required to comply with in its individual capacity.

            (q) Each Loan Participant agrees that it will not transfer any Secured Certificate (or any part thereof) to any entity unless such entity makes (or is deemed to have made) a representation and warranty as of the date of transfer that either no part of the funds to be used by it for the purchase and holding of such Secured Certificate (or any part thereof) constitutes assets of any "employee benefit plan" or that such purchase and holding will not result in a non-exempt prohibited transaction (under Section 4975 of the Code and Section 406 of ERISA).

            (r) Each Loan Participant and the Indenture Trustee agrees for the benefit of the Manufacturer and the Owner that it will not disclose or suffer to be disclosed the terms of the Purchase Agreement to any third party except (A) as may be required by any applicable statute, court or administrative order or decree or governmental ruling or regulation or to any regulatory authorities having official jurisdiction over them, (B) in connection with the financing of the Aircraft and the other transactions contemplated by the Operative Documents (including any transfer of Secured Certificates (including by way of participation or assignment of an interest, PROVIDED such participant or assignee agrees to hold such terms confidential to the same extent as herein provided) and any exercise of remedies under the Trust Indenture), (C) with the prior written consent of the Manufacturer and the Owner, or (D) to the Indenture Trustee's and each Loan Participant's counsel or special counsel, independent insurance brokers or other agents who agree to hold such information confidential.

            (s) [Intentionally Omitted].

            (t) Each Loan Participant covenants and agrees that it shall not cause or permit to exist a Loan Participant Lien attributable to it with respect to the Aircraft or any other portion of the Collateral. Each Loan Participant agrees that it will promptly, at its own expense, take such other action as may be necessary duly to discharge such Loan Participant Lien attributable to it. Each Loan Participant agrees to make restitution to the Owner for any damages or expenses of the Owner resulting from such Loan Participant Lien attributable to it.

            (u) State Street Bank and Trust Company, in its individual capacity, covenants and agrees that it shall not cause or permit to exist any Indenture Trustee's Liens with respect to the Collateral. State Street Bank and Trust Company, in its individual capacity, agrees that it will promptly, at its own expense, take such action as may be necessary duly to discharge such Indenture Trustee's Liens. State Street Bank and Trust Company, in its individual capacity, agrees to make restitution to the Owner for any actual diminution of the assets of the Collateral resulting from such Indenture Trustee's Liens.

            (v) [Intentionally Omitted].

            (w) [Intentionally Omitted].

            (x) [Intentionally Omitted].

            (y) (A) The Owner will not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless:

            (i) the corporation formed by such consolidation or into which the Owner is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Owner as an entirety shall be a Certificated Air Carrier;

            (ii) the corporation formed by such consolidation or into which the Owner is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Owner as an entirety shall execute and deliver to the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Indenture Trustee containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of this Agreement, the Trust Indenture and the Secured Certificates to be performed or observed by the Owner;

            (iii) immediately after giving effect to such transaction, no Default or Event of Default under the Trust Indenture shall have occurred and be continuing; and

            (iv) The Owner shall have delivered to the Indenture Trustee a certificate signed by the President, any Executive Vice President, any Senior Vice President, the Treasurer or any Vice President and by the Secretary or an Assistant Secretary of the Owner, and an opinion of counsel reasonably satisfactory to the Indenture Trustee, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (ii) above comply with this subparagraph (A) of Section 8(y) and that all conditions precedent herein provided for relating to such transaction have been complied with.

            Upon any such consolidation or merger or any such conveyance, transfer or lease of substantially all of the assets of the Owner as an entirety in accordance with this subparagraph (A) of Section 8(y), the successor corporation or Person formed by such consolidation or into which the Owner is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Owner under this Agreement with the same effect as if such successor corporation or Person had been named as the Owner herein. No such conveyance, transfer or lease of substantially all of the assets of the Owner as an entirety shall have the effect of releasing the Owner or any successor corporation or Person which shall theretofore have become such in the manner prescribed in this subparagraph (A) of Section 8(y) from its liability in respect of any Operative Document to which it is a party.

                  (B) The Owner shall at all times maintain its corporate existence except as permitted by subparagraph (A) of this Section 8(y).

            (z) The Owner, at its expense, will take, or cause to be taken, such action with respect to the recording, filing, re-recording and refiling of the Trust Indenture, the Trust Indenture Supplement and any financing statements or other instruments as are necessary to maintain, so long as the Trust Indenture is in effect, the perfection of the security interests created by the Trust Indenture or will furnish to the Indenture Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable it to take such action. The Owner will notify the Indenture Trustee of any change in the location of its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) or of any change in its jurisdiction of incorporation promptly after making such change or in any event within the period of time necessary under applicable law to prevent the lapse of perfection (absent refiling) of financing statements filed under the Operative Documents.

            (aa) [Intentionally Omitted].

            (bb) [Intentionally Omitted].

            (cc) Each Loan Participant hereby represents, warrants and agrees that it shall not transfer any interest in any Secured Certificate unless and until the transferee agrees in writing (copies of which shall be provided by the Indenture Trustee to the Owner) to make the representations contemplated to be made by a Loan Participant in this Agreement and to be bound by the terms of this Agreement and the Trust Indenture (including, without limitation, the representations and covenants set forth in Sections 8(e), 8(k), 8(l), 8(q), and 8(t) hereof and this Section 8(cc) and Section 2.03 of the Trust Indenture).

            (dd) The Pass Through Trustee represents and warrants to the Owner, the Guarantor, the Indenture Trustee, the Subordination Agent and the Liquidity Provider, in its capacity as such and in its individual capacity, as follows:

            (i) the Pass Through Trustee is a duly organized national banking association, validly existing and in good standing with the Comptroller of the Currency under the laws of the United States, has the full power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Pass Through Trust Agreements, the Intercreditor Agreement and this Agreement and to perform its obligations under the Pass Through Trust Agreements, the Intercreditor Agreement and this Agreement, and has its chief executive office located in Hartford, Connecticut;

            (ii) this Agreement, each of the Pass Through Trust Agreements and the Intercreditor Agreement have been duly authorized, executed and delivered by the Pass Through Trustee; this Agreement, each of the Pass Through Trust Agreements and the Intercreditor Agreement constitute the legal, valid and binding obligations of the Pass Through Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

            (iii) none of the execution, delivery and performance by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement or this Agreement, the purchase by the Pass Through Trustee of the Secured Certificates pursuant to this Agreement, or the issuance of the Certificates pursuant to the Pass Through Trust Agreements, contravenes any law, rule or regulation of the State of Connecticut or any United States governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and does not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's articles of association or by-laws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound;

            (iv) neither the execution and delivery by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement or this Agreement, nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Connecticut governmental authority or agency or any federal governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

            (v) there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass Through Trustee of this Agreement, any of the Pass Through Trust Agreements or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass Through Trustee of any of the Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and, assuming that for federal income tax purposes the trusts created by the Pass-Through Trust Agreements will not be taxable as corporations, but rather, each will be characterized as a grantor trust under subpart E, Part I, of Subchapter J of the Code or as a partnership, such trusts will not be subject to any Taxes imposed by the State of Connecticut or any political subdivision thereof;

            (vi) there are no pending or threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under this Agreement, the Intercreditor Agreement or any Pass Through Trust Agreement;

            (vii) except for the issue and sale of the Certificates, the Pass Through Trustee has not directly or indirectly offered any Secured Certificate for sale to any Person or solicited any offer to acquire any Secured Certificates from any Person, nor has the Pass Through Trustee authorized anyone to act on its behalf to offer directly or indirectly any Secured Certificate for sale to any Person, or to solicit any offer to acquire any Secured Certificate from any Person; and the Pass Through Trustee is not in default under any Pass Through Trust Agreement; and

            (viii) the Pass Through Trustee [(other than the Class D Trustee) -- A319's and 757's] is not directly or indirectly controlling, controlled by or under common control with any Underwriter, the Owner or the Guarantor.

            (ee) The Subordination Agent represents and warrants to the Owner, the Guarantor, the Indenture Trustee, the Pass Through Trustee and the Liquidity Provider in its capacity as such and in its individual capacity, as follows:

            (i) the Subordination Agent is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Liquidity Facilities, the Intercreditor Agreement and this Agreement and to perform its obligations under this Agreement, the Liquidity Facilities and the Intercreditor Agreement;

            (ii) this Agreement, each of the Liquidity Facilities and the Intercreditor Agreement have been duly authorized, executed and delivered by the Subordination Agent; this Agreement, each of the Liquidity Facilities and the Intercreditor Agreement constitute the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

            (iii) none of the execution, delivery and performance by the Subordination Agent of each of the Liquidity Facilities, the Intercreditor Agreement or this Agreement contravenes any law, rule or regulation of the Commonwealth of Massachusetts or any United States governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene or result in any breach of, or constitute a default under, the Subordination Agent's articles of association or by-laws or any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

            (iv) neither the execution and delivery by the Subordination Agent of any of the Liquidity Facilities, the Intercreditor Agreement or this Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Massachusetts governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

            (v) there are no Taxes payable by the Subordination Agent imposed by the Commonwealth of Massachusetts or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement, any of the Liquidity Facilities or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the Commonwealth of Massachusetts or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities);

            (vi) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement, the Intercreditor Agreement or any Liquidity Facility;

            (vii) the Subordination Agent has not directly or indirectly offered any Secured Certificate for sale to any Person or solicited any offer to acquire any Secured Certificates from any Person, nor has the Subordination Agent authorized anyone to act on its behalf to offer directly or indirectly any Secured Certificate for sale to any Person, or to solicit any offer to acquire any Secured Certificate from any Person; and the Subordination Agent is not in default under any Liquidity Facility; and

            (viii) the Subordination Agent is not directly or indirectly controlling, controlled by or under common control with any Underwriter, the Owner or the Guarantor.

            (ff) Each of the Owner, the Indenture Trustee, the Pass Through Trustee and the Subordination Agent covenant that until the Series A-1 Secured Certificates and the Series A-2 Secured Certificates have been paid in full, it shall not file an involuntary bankruptcy petition or initiate any other form of insolvency proceeding against the respective Pass Through Trust holding such Secured Certificates.

            SECTION 9. RELIANCE OF LIQUIDITY PROVIDER. Each of the parties hereto agrees and acknowledges that the Liquidity Provider shall be a third party beneficiary of each of the representations and warranties made herein by such party, and that the Liquidity Provider may rely on such representations and warranties to the same extent as if such representations and warranties were made to the Liquidity Provider directly. The Owner agrees and acknowledges that the Liquidity Provider shall each be a third party beneficiary of the indemnities contained in Section 7(c) hereof and may rely on such indemnities to the same extent as if such indemnities were made to the Liquidity Provider directly.

            SECTION 10. OTHER DOCUMENTS. The Indenture Trustee agrees to promptly furnish to the Owner copies of any supplement, amendment or waiver or modification of any of the Operative Documents to which the Owner is not a party. Each Loan Participant agrees that it will not take any action in respect of the Collateral except through the Indenture Trustee pursuant to the Trust Indenture or as otherwise permitted by the Trust Indenture.

            SECTION 11. CERTAIN COVENANTS OF THE OWNER. The Owner covenants and agrees with each of the Loan Participants and the Indenture Trustee:

            (a) The Owner will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Indenture Trustee shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Documents; PROVIDED that any instrument or other document so executed by the Owner will not expand any obligations or limit any rights of the Owner in respect of the transactions contemplated by any Operative Documents.

            (b) The Owner will cause the Trust Indenture, all supplements and amendments to the Trust Indenture and this Agreement to be promptly filed and recorded, or filed for recording, to the extent permitted under the Federal Aviation Act, or required under any other applicable law. Upon the execution and delivery of the Trust Indenture, the Trust Indenture and the Trust Indenture Supplement covering the Aircraft shall be filed for recording with the Federal Aviation Administration.

            SECTION 12. [INTENTIONALLY OMITTED].

            SECTION 13. CERTAIN DEFINITIONS; NOTICES; CONSENT TO JURISDICTION.
(a) Except as otherwise defined in this Agreement, terms used herein in capitalized form shall have the meanings attributed thereto in the Annex A to the Trust Indenture. Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be amended from time to time.

            (b) All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or to the Guarantor shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by telecopier, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 13(b). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 13(b), notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) as follows: (A) if to the Owner, the Guarantor, the Pass Through Trustee, the Subordination Agent or the Indenture Trustee, to the respective addresses set forth below the signatures of such parties at the foot of this Agreement, or (B) if to any subsequent Certificate Holder, addressed to such Certificate Holder at its address set forth in the Secured Certificate register maintained pursuant to Section 2.07 of the Trust Indenture.

            (c) Each of the parties hereto (A) hereby irrevocably submits itself to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any other Operative Document, the subject matter of any thereof or any of the transactions contemplated hereby or thereby brought by any party or parties thereto, or their successors or assigns, and (B) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Agreement or any other Operative Document or the subject matter of any thereof or any of the transactions contemplated hereby or thereby may not be enforced in or by such courts. The Owner hereby generally consents to service of process at Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attention: Managing Attorney, or such office of the Owner in New York City as from time to time may be designated by the Owner in writing to the Indenture Trustee.

            SECTION 14. [INTENTIONALLY OMITTED].

            SECTION 15. MISCELLANEOUS.

            (a) [Intentionally Omitted].

            (b) The representations, warranties, indemnities and agreements of the Owner, the Guarantor, the Indenture Trustee, the Subordination Agent and the Pass Through Trustee provided for in this Agreement, and the Owner's, the Guarantor's, the Indenture Trustee's, the Subordination Agent's and the Pass Through Trustee's obligations under any and all thereof, shall survive the making available of the Commitments by each Pass Through Trustee, the transfer of any interest by any Loan Participant in any Secured Certificate or the Collateral and the expiration or other termination of this Agreement or any other Operative Document.

            (c) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the Indenture Trustee. The terms of this Agreement shall be binding upon, and inure to the benefit of, the Owner and, subject to the terms of this Agreement, its successors and permitted assigns, the Guarantor, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, each Certificate Holder and its successors and registered assigns and the Indenture Trustee and its successors as Indenture Trustee under the Trust Indenture. The terms of this Agreement shall inure to the benefit of the Liquidity Provider, its successors and permitted assigns. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

            (d) [Intentionally Omitted].

            (e) It is the intention of the parties hereto that the Indenture Trustee will be entitled to the benefits of 11 U.S.C. ss. 1110 iN the event of any reorganization of the Owner under Chapter 11 of the Bankruptcy Code.

            SECTION 16. SALE/LEASEBACK TRANSACTION. Notwithstanding anything to the contrary contained herein or any other Operative Document, upon not less than __ days prior written notice to the parties hereto, the Owner shall have the right to sell the Aircraft and transfer title to the Aircraft to an owner trustee for the benefit of an owner participant (which shall be a "Transferee" (as defined in the form of Leased Aircraft Participation Agreement (as such term is defined in the Note Purchase Agreement)) in a transaction in which such owner trustee assumes all of the obligations of the Owner under the Secured Certificates and the Trust Indenture on a non-recourse basis (with the Owner being released from such obligations, except to the extent accrued prior thereto), leases the Aircraft to the Owner and assigns such lease to the Indenture Trustee pursuant to an amended and restated trust indenture (a "SALE/LEASEBACK TRANSACTION"). In connection with such Sale/Leaseback Transaction, each of the parties hereto and each Certificate Holder will execute and deliver appropriate documentation permitting the owner trustee to assume the obligations of the Owner under the Secured Certificates and the Trust Indenture on a non-recourse basis, releasing the Owner from all obligations in respect of the Secured Certificates and the Trust Indenture (except to the extent accrued prior thereto), and take all other actions as are reasonably necessary to permit such assumption by the owner trustee. In connection with any such Sale/Leaseback Transaction, the parties agree that (a) the documents to be utilized shall be
(i) an amended and restated participation agreement [NW ____ __] amending and restating the Participation Agreement, such amended and restated participation agreement to be substantially in the form of the Leased Aircraft Participation Agreement (as such term is defined in the Note Purchase Agreement), among the parties hereto, any Certificate Holder which is not a party hereto and the owner trustee and owner participant, with (x) such changes to such form to reflect the assumption of the Secured Certificates by the owner trustee on a non-recourse basis rather than the issuance thereof by the owner trustee and purchase thereof by the Purchasers and also to reflect the release of the Owner from all obligations under the Secured Certificates and the Trust Indenture (except to the extent accrued prior thereto) and (y) such other changes as may be permitted in accordance with the Note Purchase Agreement applicable to the revision of the Leased Aircraft Participation Agreement in connection with a leveraged lease transaction, (ii) a lease agreement [NW ____ __], such lease agreement to be substantially in the form of the Lease (as such term is defined in the Note Purchase Agreement), between the Owner and the owner trustee with such changes as may be permitted in accordance with the provisions of the Note Purchase Agreement applicable to the revision of the Lease in connection with a leveraged lease transaction, (iii) an amended and restated trust indenture [NW ____ __] amending and restating the Trust Indenture, such amended and restated trust indenture to be substantially in the form of the Leased Aircraft Indenture (as such term is defined in the Note Purchase Agreement), between the owner trustee and the Indenture Trustee, with (x) such changes to such form to reflect the assumption of all of the obligations of the Owner under the Secured Certificates and the Trust Indenture on a non-recourse basis and a release of the Contract Rights from the Granting Clause of the Trust Indenture and (y) such other changes as may be permitted in accordance with the Note Purchase Agreement applicable to the revision of the Leased Aircraft Indenture in connection with a leveraged lease transaction, (iv) a purchase agreement assignment [NW ____ ___], such purchase agreement assignment to be substantially in the form of the Aircraft Purchase Agreement Assignment (as such term is defined in the Note Purchase Agreement) between the Owner and the owner trustee with such changes as may be permitted in accordance with the provisions of the Note Purchase Agreement applicable to the Aircraft Purchase Agreement Assignment in connection with a leveraged lease transaction, (v) a trust agreement [NW ____ __], such trust agreement to be substantially in the form of the Leased Aircraft Trust Agreement (as such term is defined in the Note Purchase Agreement), between the owner trustee and the owner participant with such changes as may be permitted in accordance with the provisions of the Note Purchase Agreement applicable to the Leased Aircraft Trust Agreement in connection with a leveraged lease transaction, and (vi) an amended and restated guarantee [NW ____ __] amending and restating the Guarantee, such amended and restated guarantee to be substantially in the form of the Leased Aircraft Guarantee (as such term is defined in the Note Purchase Agreement) with such changes as may be permitted in accordance with the Note Purchase Agreement applicable to the Leased Aircraft Guarantee in connection with a leveraged lease transaction and (b) the Secured Certificates shall be delivered to the Indenture Trustee for cancellation in exchange for new secured certificates to be issued to the Certificate Holders by the owner trustee, such new secured certificate to be substantially in the form contained in Section 2.01 of the Leased Aircraft Indenture (as such term is defined in the Note Purchase Agreement). Such new secured certificates will have the same payment terms as the Secured Certificates except that in the event that the Owner enters into a Sale/Leaseback Transaction prior to March 31, 2003, the Owner shall have the right to reoptimize the new secured certificates to be issued to the Certificate Holders by the owner trustee in compliance with the Mandatory Economic Terms (as such term is defined in the Note Purchase Agreement).

Notwithstanding the foregoing, the Owner shall not have the right to enter into a Sale/Leaseback Transaction unless the Owner causes to be delivered to the Indenture Trustee (a) an opinion of counsel to the effect that the Certificate Holders [(other than the Certificate Holders of the Series D Secured Certificates) - A319's and 757's] will not recognize income, gain or loss for federal income tax purposes as a result of such assumption and release and will be subject to federal income tax in the same amounts, in the same manner and at the same time as would have been the case if such assumption and release had not occurred (other than such change in amount, manner and timing of interest that results from any reoptimization of the new secured certificates permitted pursuant to this Section 16) and that the Pass Through Trusts [(other than the Class D Pass Through Trust) - A319's and 757's] will not be subject to federal income taxation as a result of such assumption and release and (b) written confirmation from Moody's Investors Services, Inc. and Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., that the Sale/Leaseback Transaction and/or reoptimization of the new secured certificates in connection therewith will not result in a withdrawal, suspension or downgrading of the ratings of any class of Pass Through Certificates [(other than the Pass Through Certificates issued pursuant to the Class D Pass Through Trust) - A319's and 757's].

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       NORTHWEST AIRLINES, INC.,
                                          OWNER

                                       By:____________________________________
                                          Name:
                                          Title:

                                       Address: U.S.  MAIL
                                                5101 Northwest Drive (A4010)
                                                St.  Paul, Minnesota 55111-3034

                                                OVERNIGHT COURIER
                                                2700 Lone Oak Parkway (A4010)
                                                Eagan, Minnesota 55121
                                       Attn:    Treasurer
                                       Telecopy No.:  (612) 726-0665

                                       NORTHWEST AIRLINES CORPORATION,
                                          GUARANTOR


                                       By:____________________________________
                                          Name:
                                          Title:

                                       Address: U.S.  MAIL
                                                5101 Northwest Drive (A4010)
                                                St.  Paul, Minnesota 55111-3034

                                                OVERNIGHT COURIER
                                                2700 Lone Oak Parkway (A4010)
                                                Eagan, Minnesota 55121
                                       Attn:    Treasurer
                                       Telecopy No.:  (612) 726-0665

                                       STATE STREET BANK AND
                                       TRUST COMPANY,
                                          INDENTURE TRUSTEE

                                       By:____________________________________
                                          Name:
                                          Title:

                                       Address: U.S. MAIL
                                                Corporate Trust Department
                                                P.O. Box 778
                                                Boston, Massachusetts 02102-0778

                                                OVERNIGHT COURIER
                                                Corporate Trust Department
                                                2 Avenue de Lafayette
                                                Boston, Massachusetts 02111-1724
                                       Telecopy No.:  (617) 662-1462

                                       STATE STREET BANK AND TRUST COMPANY OF
                                       CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee,
                                          PASS THROUGH TRUSTEE


                                       By:____________________________________
                                          Name:
                                          Title:

                                       Address: 225 Asylum Street, Goodwin
                                                 Square
                                                Hartford, CT  06103
                                       Attn:    Corporate/Muni Department
                                       Telecopy No.:  (860) 244-1889


                                       STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent,
                                          SUBORDINATION AGENT


                                       By:____________________________________
                                          Name:
                                          Title:

                                       Address: U.S. MAIL
                                                Corporate Trust Department
                                                P.O. Box 778
                                                Boston, Massachusetts 02102-0778

                                                OVERNIGHT COURIER
                                                Corporate Trust Department
                                                2 Avenue de Lafayette
                                                Boston, Massachusetts 02111-1724
                                       Telecopy No.:  (617) 662-1462

                                   SCHEDULE I
                               NAMES AND ADDRESSES

Owner:                     Northwest Airlines, Inc.

                           U.S.  MAIL
                           5101 Northwest Drive (A4010)
                           St.  Paul, Minnesota 55111-3034

                           OVERNIGHT COURIER
                           2700 Lone Oak Parkway (A4010)
                           Eagan, Minnesota 55121

                           Attn:  Treasurer
                           Telecopy No.:  (612) 726-0665

                           WIRE TRANSFER
                           USBank, Minneapolis
                           ABA No.  091000022
                           Acct.  No.  150250099440

Indenture Trustee:         State Street Bank and Trust Company

                           U.S. MAIL
                           Corporate Trust Department
                           P.O. Box 778
                           Boston, Massachusetts 02102-0778

                           OVERNIGHT COURIER
                           Corporate Trust Department
                           2 Avenue de Lafayette
                           Boston, Massachusetts  02111-1724
                           Telecopy No.:  (617) 662-1462

                           WIRE TRANSFER

                           State Street Bank and Trust Company
                           ABA No.  011-000-028
                           for credit to State Street Bank and Trust Company Acct. No. 9903-990-1
                           Attn:  Corporate Trust Department
                           Reference:  Northwest/NW [____ _]



                                  SCHEDULE I-1

Loan Participant:          State Street Bank and Trust Company
                           of Connecticut, National Association
                           225 Asylum Street, Goodwin Square
                           Hartford, CT  06103
                           Attn:  Corporate/Muni Department
                           Telecopy No.:  (860) 244-1889

Subordination Agent:       State Street Bank and Trust Company

                           U.S. MAIL
                           Corporate Trust Department
                           P.O. Box 778
                           Boston, Massachusetts 02102-0778

                           OVERNIGHT COURIER
                           Corporate Trust Department
                           2 Avenue de Lafayette
                           Boston, Massachusetts  02111-1724
                           Telecopy No.:  (617) 662-1462



                                  SCHEDULE I-2

                                   SCHEDULE II
                                   COMMITMENTS


                         Interest Rate
    Purchasers           and Maturity         Purchase Price
    ----------           ------------         --------------

Northwest Airlines
Pass Through Trust

2001-1A-1             7.041% Series A-1       $[___________]
                      Secured Certificates
                      due [___________]

2001-1A-2             6.841% Series A-2       $[___________]
                      Secured Certificates
                      due April 1, 2011

2001-1B               7.691% Series B         $[___________]
                      Secured Certificates
                      due [___________]

2001-1C               7.626% Series C         $[___________]
                      Secured Certificates
                      due [___________]

[2001-1D              [____]% Series D        $[___________] -
                      Secured Certificates    A319's and 757's]
                      due [___________]



                                  SCHEDULE II-1

                                  SCHEDULE III
                          PASS THROUGH TRUST AGREEMENTS

1. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1A-1, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

2. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1A-2, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

3. Pass Through Trust Agreement, dated as of June 3, 1999 among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1B, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

4. Pass Through Trust Agreement, dated as of June 3, 1999 among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1C, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

[5. Pass Through Trust Agreement, dated as of June 3, 1999 among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1D, dated as of [__________ __, ____] among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association. - A319's and 757's]




                                 SCHEDULE III-1

                                                                       EXHIBIT A
                                                                TO PARTICIPATION
                                                                       AGREEMENT
                                                                     [NW ____ _]

                    SCHEDULE OF COUNTRIES FOR REREGISTRATION

Argentina                      Malta
Australia                      Mexico
Austria                        Morocco
Bahamas                        Netherlands
Belgium                        New Zealand
Brazil                         Norway
Canada                         Paraguay
Chile                          People's Republic of China
Denmark                        Philippines
Egypt                          Portugal
Finland                        Republic of China (Taiwan)
France                         Singapore
Germany                        South Africa
Greece                         South Korea
Hungary                        Spain
Iceland                        Sweden
India                          Switzerland
Indonesia                      Thailand
Ireland                        Trinidad and Tobago
Italy                          United Kingdom
Japan                          Uruguay
Luxembourg                     Venezuela
Malaysia


                                  EXHIBIT A-1

                                                                       EXHIBIT K
                                                                TO PARTICIPATION
                                                                       AGREEMENT
                                                                     [NW ____ _]

                      SECTION 7(B) - GENERAL TAX INDEMNITY

            (b)___General Tax Indemnity.

            (i) INDEMNITY. Except as provided in Section 7(b)(ii) hereof, the Owner shall pay, protect, save and on written demand shall indemnify and hold harmless any Tax Indemnitee from and against any and all Taxes howsoever imposed against any Tax Indemnitee, the Owner or the Aircraft, the Airframe, any Engine or any Part thereof or interest therein by any Federal, state or local government or other taxing authority in the United States or by any foreign government or any political subdivision or taxing authority thereof or by any territory or possession of the United States or by any international authority ("TAXING AUTHORITY") upon or in connection with or relating to (A) the construction, financing, refinancing, purchase, acquisition, acceptance, rejection, delivery, nondelivery, transport, ownership, registration, reregistration, insuring, assembly, possession, repossession, operation, location, use, control, condition, maintenance, repair, sale, return, abandonment, installation, storage, redelivery, replacement, manufacture, leasing, subleasing, modification, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of the Aircraft, the Airframe, any Engine or any Part thereof or interest therein, (B) the rentals, receipts or earnings from the Aircraft, the Airframe, any Engine or any Part, (C) any amount paid or payable pursuant to any Operative Document or any document related thereto or the property or the income or other proceeds with respect to the Collateral, (D) the Aircraft, the Airframe, any Engine or any Part, (E) any or all of the Operative Documents, or the issuance of the Secured Certificates and any other documents contemplated hereby or thereby and amendments and supplements hereto and thereto or the execution, delivery or performance of any thereof or the issuance, acquisition, modification, holding or subsequent transfer thereof, (F) the payment of the principal of, or interest or Make-Whole Amount or other premium on, or other amounts payable with respect to, the Secured Certificates or the Pass Through Certificates, or (G) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

            (ii) EXCLUSIONS FROM GENERAL TAX INDEMNITY. The provisions of
      Section 7(b)(i) shall not apply:

                  (1) with respect to any Tax Indemnitee to any Income Tax (as defined in Section 7(d) hereof) imposed by (A) the United States Federal government or (B) any U.S. state or local taxing jurisdiction;

                  (2) with respect to any Tax Indemnitee, to any Income Taxes imposed by any foreign or international government, jurisdiction or taxing authority or territory or possession of the United States except to the extent that such Tax


                                   EXHIBIT K-1

            Indemnitee would be subject to such Income Tax if the sole connection between such Tax Indemnitee and the Taxing Authority had been the location and operation of the Aircraft or the activities of the Owner or any lessee within such Taxing Authority;

                  (3) to any capital gains taxes, excess profits taxes, value added taxes, branch profits taxes, accumulated earnings taxes, personal holding company taxes, succession taxes or estate or similar taxes;

                  (4) to any Tax imposed as a result of a transfer or
            disposition by a Tax Indemnitee including, without limitation, a transfer or disposition of all or any portion of its respective equitable or legal ownership interest in a Secured Certificate (including sales of participations therein), the Collateral (as defined in the Trust Indenture) or any Operative Document or any interest in such Tax Indemnitee;

                  (5) to any Tax based on or measured by any fees received by any Pass Through Trustee, the Indenture Trustee or the Subordination Agent in connection with any transaction contemplated by the Operative Documents;

                  (6) [Intentionally Omitted]

                  (7) to any Tax in the nature of an intangible or similar tax upon or with respect to the value or principal amount of the interest of any Tax Indemnitee in any of the Secured Certificates or the Pass Through Certificates;

                  (8) with respect to any Tax Indemnitee to any Tax imposed on or with respect to a transferee (or subsequent transferee) of an original Tax Indemnitee to the extent such Taxes would not have been required to be withheld or imposed on or with respect to such original Tax Indemnitee;

                  (9) to any Tax which would not have been imposed but for an
            Indenture Trustee's Lien;

                  (10) to any Tax to the extent such Tax would not have been imposed but for a present or future connection between the Tax Indemnitee or any Affiliate thereof and the jurisdiction imposing such Taxes (including, without limitation, the Tax Indemnitee or an Affiliate thereof being or having been a citizen or resident thereof, or being or having been organized, present or engaged in a trade or business therein, or having or having had, a permanent establishment or fixed place of business therein, or engaging, or having engaged, in one or more transactions or activities therein unrelated to the transactions contemplated by the Operative Documents), other than a connection arising solely by reason of the transactions contemplated by the Operative Documents;

                  (11) to any Tax imposed on a Tax Indemnitee to the extent
            imposed as a result of such Tax Indemnitee's failure to comply with any certification, information, documentation, reporting or similar procedure that is required by


                                   EXHIBIT K-2
            law, treaty or regulation as a condition to the allowance of any reduction in the rate of such Tax or any exemption or other relief from such Tax;

                  (12) to any Tax on a Tax Indemnitee to the extent arising out of, or caused by, or to the extent such Tax would not have been incurred but for, (A) the willful misconduct or gross negligence of such Tax Indemnitee or any of its Affiliates or (B) the inaccuracy or breach of any representation, warranty, covenant or agreement by such Tax Indemnitee or any of its Affiliates in any Operative Document;

                  (13) to any Tax on a Tax Indemnitee to the extent consisting of interest, penalties, fines or additions to Tax resulting from the negligence or willful misconduct of such Tax Indemnitee or any of its Affiliates in connection with the filing of, or failure to file, any tax return, the payment of, or failure to pay any Tax, or the conduct of any proceeding in respect thereof unless resulting from the failure by the Owner to perform its obligations under Section 7(b)(v) hereof;

                  (14) to any Tax imposed on any Tax Indemnitee under Section
            4975 of the Internal Revenue Code or under subtitle B of ERISA or equivalent state law as a result of the use by such Tax Indemnitee or any of its Affiliates of the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) to purchase a Secured Certificate or otherwise acquire any interest in any Secured Certificate; or

                  (15) to any Tax that would not have been imposed but for an amendment to any Operative Document to which the Owner is not a party, which amendment was not requested or consented to by the Owner in writing.

            (iii) CALCULATION OF GENERAL TAX INDEMNITY PAYMENTS. Any payment which the Owner shall be required to make to or for the account of any Tax Indemnitee with respect to any Tax which is subject to indemnification under this Section 7(b) shall be in an amount which, after reduction by the amount of all Taxes required to be paid by such Tax Indemnitee in respect of the receipt or accrual of such amount and after consideration of any current savings of such Tax Indemnitee resulting by way of any deduction, credit or other tax benefit attributable to such indemnified Tax that actually reduces any Taxes for which the Owner is not required to indemnify such Tax Indemnitee pursuant to this Section 7(b) or the Tax Indemnity Agreement, shall be equal to the payment otherwise required hereunder.

            If, by reason of any Tax payment made to or for the account of a Tax Indemnitee by the Owner pursuant to this Section 7(b), such Tax Indemnitee or any of its Affiliates subsequently realizes a tax benefit (whether by deduction, allocation, apportionment or credit (including a foreign tax credit)) not previously taken into account in computing such payment, such Tax Indemnitee shall promptly pay to the Owner an amount equal to the sum of (I) the actual reduction in Taxes, if any, realized by such Tax Indemnitee which is attributable to such tax benefit and (II) the actual reduction in Taxes realized by such Tax Indemnitee as a result of any payment made by such Tax Indemnitee pursuant


                                   EXHIBIT K-3
      to this sentence. For purposes of this Section 7(b)(iii), items of foreign Tax of any Tax Indemnitee shall be deemed to be utilized by such Tax Indemnitee as credits or deductions for any taxable year in accordance with the following priorities:

            First, all available foreign Taxes for which such Tax Indemnitee was not indemnified or held harmless by anyone;

            Second, all available foreign Taxes for which such Tax Indemnitee was indemnified or held harmless by the Owner, and all available foreign taxes indemnified under any other transaction (except any described in Clause Third), on a PARI PASSU basis; and

            Third, any remaining foreign Taxes arising from any transaction in which there is an express agreement that such Taxes shall be utilized after foreign taxes from other transactions.

      Once the foreign Tax for which such Tax Indemnitee was indemnified by the Owner is deemed to be utilized pursuant to the ordering rules contained in this paragraph, it shall not subsequently be recharacterized as not having been utilized as a result of a foreign tax liability arising in a subsequent year.

            Any Taxes that are imposed on any Tax Indemnitee as a result of the disallowance or reduction of any tax benefit referred to in this subsection as to which such Tax Indemnitee has made in full the payment to the Owner required hereby (or as to which such Tax Indemnitee would have made its payment but for Section 7(b)(viii) or which tax benefit was otherwise taken into account in computing the Owner's indemnity obligation pursuant to this Section 7) in a taxable year subsequent to the utilization by such Tax Indemnitee shall be treated as a Tax for which the Owner is obligated to indemnify such Tax Indemnitee pursuant to the provisions of this Section 7(b), without regard to the exclusions set forth in Section 7(b)(ii) hereof (other than clauses (12) or (13) thereto).

            Each Tax Indemnitee shall in good faith use reasonable efforts in filing its tax returns and in dealing with Taxing Authorities to seek and claim any tax savings which would result in payments to the Owner under this Section 7(b).

            (iv) GENERAL TAX INDEMNITY -- CONTESTS. At the Owner's request, the Owner shall be entitled at its sole cost and expense (A) in the case of a contest involving only Taxes indemnified hereunder ("INDEMNIFIED TAXES") or (B) in any proceeding involving a claim for one or more Indemnified Taxes as well as a claim for other Taxes, where the contest of the claim for Indemnified Taxes can be severed from the contest of other Taxes, to assume responsibility for and control of the contest ("OWNER CONTROLLED CONTEST"). Unless otherwise required by law, any such contest shall be conducted by and in the name of the Owner. If a written claim shall be made against and received by any Tax Indemnitee for any Tax for which the Owner is obligated pursuant to this Section 7(b), such Tax Indemnitee shall notify the Owner promptly of such claim (it being understood and agreed that failure to provide such notice shall not adversely affect or otherwise prejudice any Tax Indemnitee's right to indemnity under this
      Section 7(b)

                                   EXHIBIT K-4
      except to the extent such failure has a materially adverse effect on the ability to contest such claim). If the Tax cannot be contested in a Owner Controlled Contest, upon request from the Owner within thirty (30) days after receipt of such notice, such Tax Indemnitee shall in good faith at the Owner's sole cost and expense contest the imposition of such Tax (a "TAX INDEMNITEE CONTROLLED CONTEST"). After consulting with the Owner and the Owner's counsel concerning the forum in which the adjustment is most likely to be favorably resolved, such Tax Indemnitee may select in its sole discretion after considering in good faith the Owner's and the Owner's counsel recommendation the forum for such contest and determine whether any such contest shall be by (A) resisting payment of such Tax,
      (B) paying such Tax under protest or (C) paying such Tax and seeking a refund or other repayment thereof. Except as otherwise provided in clause
      (Z) below, during the pendency of a contest pursuant to this Section 7(b)(iv) the Owner may withhold payment of any Tax to the extent provided by applicable law. In no event shall such Tax Indemnitee be required, or the Owner be permitted, to contest the imposition of any Tax for which the Owner is obligated pursuant to this Section 7(b) unless (W) no Event of Default shall have occurred and be continuing (unless the Owner shall have provided security reasonably satisfactory to such Tax Indemnitee securing the Owner's performance of its obligations under this Section 7(b)), (X) the Owner shall have agreed to pay to such Tax Indemnitee on demand all reasonable costs and expenses on an after-tax basis that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all reasonable legal and accounting fees), (Y) such action to be taken will not result in a material risk of sale, forfeiture or loss of, or the creation of any Lien on, the Aircraft, the Engines or any Part, other than Permitted Liens, unless the Owner shall have provided such Tax Indemnitee security against such risk in form and amount reasonably acceptable to such Tax Indemnitee, and (Z) if such contest shall be conducted in a manner requiring the payment of the claim, the Owner shall have paid the amount required directly to the appropriate authority or made an advance of the amount thereof to such Tax Indemnitee on an interest-free basis and agreed to indemnify such Tax Indemnitee on an after-tax basis against any Taxes payable by such Tax Indemnitee with respect to such advance.

            Notwithstanding anything to the contrary in this Section 7(b), in any Tax Indemnitee Controlled Contest the Tax Indemnitee may not settle or agree to any claim without the prior written consent of the Owner, and the Tax Indemnitee shall conduct any such administrative proceedings and judicial contest in good faith in an attempt to minimize the amount payable by the Owner under this Section 7(b). The term "AFTER-TAX BASIS" for purposes of this Section 7(b) shall mean an amount which, after deduction of all Taxes required to be paid by or on behalf of the Tax Indemnitee in respect of the receipt or accrual of such amount, is equal to the payment required under the provisions of this Section 7(b) which require payments to be made on an after-tax basis.

            If any Tax Indemnitee shall obtain a refund of all or any part of any Tax paid by the Owner, such Tax Indemnitee shall pay the Owner an amount equal to the amount of such refund, including interest received attributable thereto, plus any net tax benefit (or minus any net tax detriment) realized by such Tax Indemnitee as a result of any refund received and payment by such Tax Indemnitee made pursuant to this sentence.

                                   EXHIBIT K-5

            Nothing contained in this Section 7(b)(iv) shall require any Tax Indemnitee to contest, or permit the Owner to contest, a claim which such Tax Indemnitee would otherwise be required to contest pursuant to this
      Section 7(b)(iv), if such Tax Indemnitee shall waive payment by the Owner of any amount that might otherwise be payable by the Owner under this
      Section 7(b) in respect of such claim and any other claim, the contest of which would be adversely affected.

            (v) GENERAL TAX INDEMNITY -- REPORTS. If any report, return or statement is required to be filed with respect to any Tax which is subject to indemnification under this Section 7(b), the Owner shall timely file the same at its sole expense (except for any such report, return or statement which the Tax Indemnitee is required by law to file in its own name). The Owner shall have no obligation under the preceding sentence if such Tax Indemnitee, after receipt of the Owner's written request, shall have failed to furnish the Owner with such information in a timely fashion as is in such Tax Indemnitee's control and is not otherwise reasonably available to the Owner and is necessary to file such returns.

            (vi) VERIFICATION. At the Owner's written request after the Owner receives a Tax Indemnitee's computations showing the amount of any indemnity payable by the Owner to such Tax Indemnitee pursuant to this
      Section 7(b) or any amount payable by any Tax Indemnitee to the Owner pursuant to this Section 7(b), such computations shall be subject to confidential verification in writing by any nationally recognized firm of certified public accountants selected by the Owner and reasonably acceptable to such Tax Indemnitee. The accounting firm shall complete its review within thirty (30) days of the Owner's receipt of such Tax Indemnitee's computations. The computations of such accounting firm shall
      (i) be delivered simultaneously to the Owner and such Tax Indemnitee and
      (ii) absent manifest error, be final, binding and conclusive upon the Owner and such Tax Indemnitee. If the Owner pays such indemnity in whole or in part before completion of the verification procedure, appropriate adjustments will be made promptly after completion of the verification procedure (and nothing in this Section 7(b)(vi) shall be construed as changing the time when any such indemnity is payable under this Section 7(b)) to take into account any redetermination of the indemnity by the accounting firm. The fee and disbursements of such firm shall be paid by the Owner unless such verification shall disclose an error made by such Tax Indemnitee in favor of such Tax Indemnitee exceeding the lesser of five percent (5%) of the original claim or $10,000, in which case such fee and disbursements shall be paid by such Tax Indemnitee. Such Tax Indemnitee shall cooperate with such accounting firm and (subject to such accounting firm's execution of a confidentiality agreement satisfactory to such Tax Indemnitee) shall supply such accounting firm with all information reasonably necessary to permit accomplishment of such review and determination. The sole responsibility of such accounting firm shall be to verify the computations of the amount payable hereunder and the interpretation of this Agreement shall not be within the scope of such accounting firm's responsibilities.

            (vii) GENERAL TAX INDEMNITY -- PAYMENT. Except as provided in
      Section 7(b)(iv) hereof, the Owner shall pay any Tax for which it is liable pursuant to this Section 7(b) directly to the appropriate taxing authority if legally permissible or upon demand of


                                   EXHIBIT K-6
      a Tax Indemnitee shall pay such Tax and any other amounts due hereunder to such Tax Indemnitee within fifteen (15) Business Days of such demand, but in no event shall any such payments be required to be made by the Owner more than five (5) Business Days prior to the date the Tax to which any such payment hereunder relates is due in immediately available funds. Any such demand for payment from a Tax Indemnitee shall specify in reasonable detail the payment and the facts upon which the right to payment is based. Each Tax Indemnitee shall promptly forward to the Owner any notice, bill or advice received by it concerning any Tax, PROVIDED, HOWEVER, that the failure of any Tax Indemnitee to forward any such notice, bill or advice shall not adversely affect or otherwise prejudice such Tax Indemnitee's rights to indemnification under this Section 7(b) unless such failure materially adversely affects the ability to contest any claim reflected therein. Within thirty (30) days after the date of each payment by the Owner of any Tax indemnified against hereunder, the Owner shall furnish the appropriate Tax Indemnitee the original or a certified copy of a receipt for the Owner's payment of such Tax or such other evidence of payment of such Tax as is reasonably acceptable to such Tax Indemnitee.

            (viii) APPLICATION OF PAYMENTS DURING EXISTENCE OF EVENT OF DEFAULT. Any amount payable to the Owner pursuant to the terms of this Section 7(b) shall not be paid to or retained by the Owner if at the time of such payment or retention an Event of Default shall have occurred and be continuing under the Trust Indenture. At such time as there shall not be continuing any such Event of Default, such amount shall be paid to the Owner to the extent not previously applied against the Owner's obligations hereunder as and when due after the Indenture Trustee shall have declared the Trust Indenture in default pursuant to Section 4 thereof.

            (ix) REIMBURSEMENTS BY TAX INDEMNITEES GENERALLY. If, for any reason, the Owner is required to make any payment with respect to any Taxes imposed on any Tax Indemnitee, any Pass Through Trustee, any Loan Participant or the Subordination Agent in respect of the transactions contemplated by the Operative Documents or on the Aircraft, the Airframe, the Engines or any Part, which Taxes are not the responsibility of the Owner under this Section 7(b), then such Tax Indemnitee, Pass Through Trustee, Loan Participant or the Subordination Agent, as the case may be, shall pay to the Owner an amount which equals the amount paid by the Owner with respect to such Taxes plus interest thereon computed at an annual interest rate equal to the Base Rate plus one percent from the date of payment by the Owner.

            (x) FORMS, ETC. Each Tax Indemnitee agrees to furnish to the Owner from time to time such duly executed and properly completed forms that are requested by the Owner or that the Tax Indemnitee knows, or has reason to know in the ordinary course of its business, may be necessary or appropriate in order to claim any reduction of or exemption from any withholding tax imposed by any taxing authority in respect of any payments otherwise required to be made by the Owner pursuant to the Operative Documents, which reduction or exemption may be available to such Tax Indemnitee.

                                   EXHIBIT K-7

            (xi) NON-PARTIES. If a Tax Indemnitee is not a party to this Agreement, the Owner may require the Tax Indemnitee to agree to the terms of this Section 7(b) prior to making any payment to such Tax Indemnitee under this Section 7(b).





                                   EXHIBIT K-8

                                                                       EXHIBIT L
                                                                TO PARTICIPATION
                                                                       AGREEMENT
                                                                     [NW ______]

                        SECTION 7(C) - GENERAL INDEMNITY

            (c) GENERAL INDEMNITY. The Owner hereby agrees to indemnify each Indemnitee against, and agrees to protect, defend, save and keep harmless each thereof from (whether or not the transactions contemplated herein or in any of the other Operative Documents are consummated), any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, out-of-pocket costs, expenses and disbursements, of whatsoever kind and nature (collectively called "EXPENSES") imposed on, incurred by or asserted against any Indemnitee, in any way relating to or arising out of (A) any of the Operative Documents or any lease or sublease of the Aircraft or the enforcement of any of the terms thereof or any amendment, modification or waiver in respect thereof and, only in the case of the Indemnitee who is the Subordination Agent or the Liquidity Provider, the Intercreditor Agreement and the Liquidity Facilities, (B) the manufacture, purchase, acceptance or rejection of the Airframe or any Engine,
(C) the Aircraft (or any portion thereof or any Engine or engine affixed to the Airframe) whether or not arising out of the finance, refinance, ownership, delivery, nondelivery, storage, lease, sublease, sub-sublease, possession, use, non-use, operation, maintenance, registration, reregistration, condition, modification, alteration, replacement, repair, substitution, sale, return or other disposition of the Aircraft (or any portion thereof or any Engine or engine affixed to the Airframe) including, without limitation, latent or other defects, whether or not discoverable, strict tort liability and any claim for patent, trademark or copyright infringement or (D) the offer, sale or delivery of the Secured Certificates (the indemnity in this clause (D) to extend also to any person who controls an Indemnitee within the meaning of Section 15 of the Securities Act of 1933, as amended); PROVIDED that the foregoing indemnity as to any Indemnitee shall not extend to any Expense resulting from or arising out of or which would not have occurred but for one or more of the following: (A) any representation or warranty by such Indemnitee (or any member of the Related Indemnitee Group) in the Operative Documents, the Intercreditor Agreement, the Liquidity Facilities or any Pass Through Trust Agreement or in connection therewith being incorrect in any material respect, or (B) the failure by such Indemnitee (or any member of the Related Indemnitee Group) to perform or observe any agreement, covenant or condition in any of the Operative Documents, the Intercreditor Agreement, the Liquidity Facilities or any Pass Through Trust Agreement applicable to it including, without limitation, the creation or existence of a Loan Participant Lien or an Indenture Trustee's Lien (except to the extent such failure was caused directly by the failure of the Owner to perform any obligation under an Owner Document), or (C) the willful misconduct or the gross negligence of such Indemnitee (or any member of the Related Indemnitee Group) (other than gross negligence imputed to such Indemnitee (or any member of the Related Indemnitee Group) solely by reason of its interest in the Aircraft), or (D) with respect to any Indemnitee, a disposition (voluntary or involuntary) by such Indemnitee of all or any part of such Indemnitee's interest in the Airframe, any Engine or in the Operative Documents other than during the continuance of an Event of Default under the Trust Indenture, or (E) any Tax whether or not the Owner is required to indemnify for such Tax pursuant to Section 7(b) hereof (it being understood that Section 7(b) hereof provides for the Owner's liability with respect to Taxes), or (F) in the case of an Indemnitee which is a Loan


                                   EXHIBIT L-1

Participant, a Certificate Holder or the Indenture Trustee (in its individual or trust capacity) and the affiliates, successors and assigns thereof, a failure on the part of the Indenture Trustee to use ordinary care to distribute in accordance with the Trust Indenture any amounts received and distributable by it thereunder, or (G) the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any of the Operative Documents, the Intercreditor Agreement, any of the Liquidity Facilities or any Pass Through Trust Agreement other than such as have been consented to, approved, authorized or requested by the Owner, or (H) subject to the next succeeding paragraph, any loss of tax benefits or increase in tax liability under any tax law whether or not the Owner is required to indemnify therefor pursuant to this Agreement, or (I) any Expense which is specified to be for the account of an Indemnitee pursuant to any Operative Document without express right of reimbursement under any Operative Document, or (J) as to any Indemnitee the funding of such Indemnitee's participation in the transaction contemplated by the Operative Documents giving rise to a "prohibited transaction" within the meaning of the provisions of the Code or the Regulations of the United States Department of Labor implementing ERISA or any other violation of the fiduciary responsibility provisions of ERISA. The foregoing indemnity shall not extend to any Expense to the extent that such Expense is not caused by, or does not arise out of, an act, omission or event which occurs prior to the termination of the Lien of the Trust Indenture and the payment of all other payments required to be paid by the Owner under the Operative Documents.

            The Owner further agrees that any payment or indemnity pursuant to this Section 7(c) in respect of any Expenses shall be in an amount which, after deduction of all Taxes required to be paid by such recipient with respect to such payment or indemnity under the laws of any Federal, state or local government or taxing authority in the United States, or under the laws of any taxing authority or governmental subdivision of a foreign country, or any territory or possession of the United States or any international authority, shall be equal to the excess, if any, of (A) the amount of such Expense over (B) the net reduction in Taxes required to be paid by such recipient resulting from the accrual or payment of such Expense.

            If, by reason of any Expense payment made to or for the account of an Indemnitee by the Owner pursuant to this Section 7(c), such Indemnitee subsequently realizes a tax deduction or credit (including foreign tax credit and any reduction in Taxes) not previously taken into account in computing such payment, such Indemnitee shall promptly pay to the Owner, but only if the Owner shall have made all payments then due and owing to such Indemnitee under the Operative Documents, an amount equal to the sum of (I) the actual reduction in Taxes realized by such Indemnitee which is attributable to such deduction or credit, and (II) the actual reduction in Taxes realized by such Indemnitee as a result of any payment made by such Indemnitee pursuant to this sentence.

            If a claim is made against an Indemnitee involving one or more Expenses and such Indemnitee has notice thereof, such Indemnitee shall promptly, upon receiving such notice, give notice of such claim to the Owner; PROVIDED that the failure to provide such notice shall not release the Owner from any of its obligations to indemnify hereunder, and no payment by the Owner to an Indemnitee pursuant to this Section 7(c) shall be deemed to constitute a waiver or release of any right or remedy which the Owner may have against such Indemnitee for any actual damages as a result of the failure by such Indemnitee to give the Owner such notice. The Owner


                                   EXHIBIT L-2
shall be entitled, at its sole cost and expense, acting through counsel acceptable to the respective Indemnitee, (A) so long as the Owner has agreed in a writing acceptable to such Indemnitee that the Owner is liable to such Indemnitee for such Expense hereunder (unless such Expense is covered by the proviso to the first paragraph of this Section 7(c)), in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof, (B) so long as the Owner has agreed in a writing acceptable to such Indemnitee that the Owner is liable to such Indemnitee for such Expense hereunder (unless such Expense is covered by the proviso to the first paragraph of this Section 7(c)), in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use its best efforts to obtain such severance), and (C) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee. Notwithstanding any of the foregoing to the contrary, the Owner shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings (M) while an Event of Default shall have occurred and be continuing,
(N) if such proceedings will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Aircraft, the Collateral or any part thereof, or (O) if such proceeding could in the good faith opinion of such Indemnitee entail any material risk of criminal liability or present a conflict of interest making separate representation necessary. The affected Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Owner pursuant to the preceding provisions.

            The affected Indemnitee shall supply the Owner with such information reasonably requested by the Owner as is necessary or advisable for the Owner to control or participate in any proceeding to the extent permitted by this Section 7(c). Such Indemnitee shall not enter into a settlement or other compromise with respect to any Expense without the prior written consent of the Owner, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this
Section 7(c).

            The Owner shall supply the affected Indemnitee with such information reasonably requested by such Indemnitee as is necessary or advisable for such Indemnitee to control or participate in any proceeding to the extent permitted by this Section 7(c).

            When the Owner or the insurers under a policy of insurance maintained by the Owner (or any Lessee) undertakes the defense of an Indemnitee with respect to an Expense, no additional legal fees or expenses of such Indemnitee in connection with the defense of such Indemnitee shall be indemnified hereunder unless such fees or expenses were incurred at the written request of the Owner or such insurers, provided that no such defense shall be compromised or settled on a basis that admits any gross negligence or willful misconduct on the part of such Indemnitee without such Indemnitee's prior consent.

            In the case of any Expense indemnified by the Owner hereunder which is covered by a policy of insurance maintained by the Owner (or any Lessee) pursuant to Section 7.04 of the Trust Indenture or otherwise, it shall be a condition of such indemnity with respect to any


                                   EXHIBIT L-3
particular Indemnitee that such Indemnitee shall cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Expense as may be required to retain the benefits of such insurance with respect to such Expense. Notwithstanding any of the foregoing to the contrary, with respect to any Expense which is covered under policies of insurance maintained by the Owner (or any Lessee) pursuant to Section 7.04 of the Trust Indenture or otherwise, the rights of an Indemnitee to control or participate in any proceeding shall be modified to the extent necessary to comply with the requirements of such policies and the rights of the insurers thereunder.

            Upon payment of any Expense or Tax pursuant to this Section 7, the Owner or, if any Expense or Tax has been paid by insurers, the insurers, without any further action, shall be subrogated to any claims the affected Indemnitee may have relating thereto other than claims under Section 5.03 of the Trust Indenture. Such Indemnitee agrees to give such further assurances or agreements and to cooperate with the Owner or the insurers to permit the Owner or the insurers to pursue such claims, if any, to the extent reasonably requested by the Owner or the insurers.

            In the event that the Owner shall have paid an amount to an Indemnitee pursuant to this Section 7(c), and such Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay to the Owner an amount equal to the amount of such reimbursement (but in no event more than such payment from the Owner) plus any net tax benefit (or minus any net tax detriment) realized by such Indemnitee as a result of any reimbursement received and payment made by such Indemnitee pursuant to this sentence, PROVIDED that (i) no Event of Default has occurred and is continuing and (ii) such Indemnitee shall have no obligation to reimburse the Owner if the Owner has not paid such Indemnitee all amounts required pursuant to this Section 7(c) and any other amounts then due to such Indemnitee from the Owner under any of the Operative Documents.

            The Owner's obligations under the indemnities provided for in this Agreement shall be those of a primary obligor, whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of any other document or instrument, and the Person seeking indemnification from the Owner pursuant to any provision of this Agreement may proceed directly against the Owner without first seeking to enforce any other right of indemnification.


                                   EXHIBIT L-4

                                          EXHIBIT B-1 TO PARTICIPATION AGREEMENT

                 [Form of Opinion of Simpson Thacher & Bartlett
                special counsel for the Owner and the Guarantor]



                              [________ ___, ____]



The Persons Listed on
Annex A hereto

Ladies and Gentlemen:

            We have acted as counsel to Northwest Airlines Corporation, a Delaware corporation ("NWA Corp."), and Northwest Airlines, Inc., a Minnesota corporation (the "Company"), in connection with the issuance and sale of (i) $201,112,000 aggregate principal amount of 7.041% Pass Through Trust Certificates, Series 2001-1A-1 (the "Class A-1 Certificates"), (ii) $156,613,000 aggregate principal amount of 6.841% Pass Through Trust Certificates, Series 2001-1A-2 (the "Class A-2 Certificates"), (iii) $116,500,000 aggregate principal amount of 7.691% Pass Through Trust Certificates, Series 2001-1B (the "Class B Certificates") and (iv) $106,820,000 aggregate principal amount of 7.626% Pass Through Trust Certificates, Series 2001-1C (the "Class C Certificates") pursuant to the Underwriting Agreement, dated as of May 22, 2001 (the "Underwriting Agreement"), by and among Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc., as underwriters, the Company and NWA Corp. [and the issuance and sale of $[__________] aggregate principal amount of [___]% Pass Through Certificates, Series 2001-1D (the "Class D Certificates") pursuant to a private placement -- A319's and 757's] (the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates [and] the Class C Certificates [and the Class D Certificates-- A319's and 757's], the "Certificates") Capitalized terms used herein unless otherwise defined herein have the respective meanings given them in the Underwriting Agreement.

            In connection with this opinion we have examined the following:

            (i) the Pass Through Trust Agreement dated as of June 3, 1999 by and among NWA Corp., the Company and State Street Bank and Trust Company of Connecticut, National Association ("State Street"), as trustee (the "Trustee") (the "Basic Agreement");

            (ii) the Trust Supplement No. 2001-1A-1, dated as of June 1, 2001, to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so supplemented, the "2001-1A-1 Pass Through Trust Agreement"); the Trust Supplement No. 2001-1A-2, dated as of June 1, 2001, to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so

The Persons Listed on Annex A hereto                         ________ __, ____


      supplemented, the "2001-1A-2 Pass Through Trust Agreement"); the Trust Supplement No. 2001-1B, dated as of June 1, 2001, to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so supplemented, the "2001-1B Pass Through Agreement"); [and] the Trust Supplement No. 2001-1C, dated as of June 1, 2001, to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so supplemented, the "2001-1C Pass Through Trust Agreement")[; and the Trust Supplement No. 2001-1D, dated as of [__________, ____], to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so supplemented, the "2001-1D Pass Through Trust Agreement") --A319's and 757's] (the 2001-1A-1 Pass Through Trust Agreement, the 2001-1A-2 Pass Through Trust Agreement, the 2001-1B Pass Through Agreement [and] the 2001-1C Pass Through Trust Agreement [and the 2001-D Pass Through Trust Agreement -- A319's and 757's], the "Pass Through Trust Agreements"; the Pass Through Trust Agreement related to a Certificate being referred to as the "Applicable Pass Through Trust Agreement");

            (iii) the Intercreditor Agreement dated as of June 1, 2001 (the "Intercreditor Agreement"), by and among the Trustee, Landesbank Hessen-Thuringen Girozentrale (the "Liquidity Provider") and State Street Bank and Trust Company, not in its individual capacity, except as set forth therein, but solely as subordination agent (the "Subordination Agent");

            (iv) the Revolving Credit Agreement, Class A-1 Certificates, the Revolving Credit Agreement, Class A-2 Certificates, the Revolving Credit Agreement, Class B Certificates and the Revolving Credit Agreement, Class C Certificates (collectively, the "Liquidity Facilities"), each dated as of June 1, 2001, by and between the Subordination Agent and the Liquidity Provider; and

            (v) the Indemnity Agreement, dated as of June 1, 2001 between ABN AMRO Bank, N.V., and the Company.

            Unless otherwise indicated, "Pass Through Documents" refers to the documents described in (i) and (ii) above.

            In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company and NWA Corp., and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

            In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of originals of such latter documents.

The Persons Listed on Annex A hereto                         ________ __, ____


            In addition, for purposes of this opinion we have assumed the following:

            (a) each of the Company and the Trustee has been duly incorporated and, since the date of execution of each Pass Through Document, has been validly existing and in good standing as a corporation and trust company, respectively, under the laws of the jurisdiction of its incorporation and qualification, respectively;

            (b) each of the Company and the Trustee has duly authorized, executed and delivered each Pass Through Document to which it is a party;

            (c) each of the Company and the Trustee has full power, authority and legal right to enter into and perform its respective obligations under, and consummate the transactions contemplated by, each Pass Through Document to which it is a party;

            (d) the execution, delivery and performance of the Pass Through Documents by the Company and the Trustee do not violate the laws of the jurisdiction in which each entity is organized or any other applicable laws, excepting the laws of the State of New York and the General Corporation Law of the State of Delaware; and

            (e) the execution, delivery and performance of the Pass Through Documents by the Company and the Trustee do not constitute a breach or violation of any agreement or instrument which is binding upon such entity

            Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:

                  1. The Basic Agreement and each Pass Through Trust Agreement have been duly authorized, executed and delivered by NWA Corp. and, assuming due authorization, execution and delivery thereof by the Company and the Trustee, constitute valid and legally binding obligations of NWA Corp., the Company and the Trustee in accordance with their terms.

                  2. The Basic Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  3. Assuming the Certificates have been duly authorized, executed, authenticated and issued by the Trustee, upon payment and delivery therefor in accordance with the Underwriting Agreement, the Certificates will constitute valid and legally binding obligations of the Trustee enforceable against the Trustee in accordance with their terms and entitled to the benefits of the Applicable Pass Through Trust Agreement.

                  4. No consent, approval, authorization, order, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any Federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the valid authorization, issuance and delivery of the Certificates, the valid authorization, execution

The Persons Listed on Annex A hereto                         ________ __, ____


      and delivery by the Company or NWA Corp. of, and the performance by the Company and NWA Corp. of their respective obligations under, the Basic Agreement, the Pass Through Trust Agreements and the Underwriting Agreement, except such as have been obtained and made under the Securities Act and the Trust Indenture Act and such as may be required under state securities laws or the Federal Aviation Act of 1958, as amended (the "Federal Aviation Act").

            Our opinions set forth in paragraphs 1 and 3 above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and, in the case of indemnification and contribution provisions therein, considerations of public policy.

            Our opinion is subject to the following additional qualifications:

            (a) We express no opinion with respect to the rights of any party to collect or enforce, any insurance maintained by the Company, any proceeds thereof or payments or refunds of any premiums in respect thereof.

            (b) We express no opinion with respect to matters governed by the Federal Aviation Act and the rules and regulations promulgated thereunder.

            (c) The remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the Delaware General Corporation Law.

            This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                       Very truly yours,

                                       SIMPSON THACHER & BARTLETT

                                                                         ANNEX A

State Street Bank and Trust Company, as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

                                          EXHIBIT B-2 TO PARTICIPATION AGREEMENT

               [Form of Opinion of Cadwalader, Wickersham & Taft,
                Special Counsel for the Owner and the Guarantor]



                                     [Date]



TO THE ADDRESSEES LISTED
ON SCHEDULE A HERETO

            Re:   Northwest Airlines, Inc. [NW ______]
                  Opinion of Special Counsel to the Owner and Guarantor
                  -----------------------------------------------------

Gentlemen:

            We have acted as special counsel for Northwest Airlines, Inc., a Minnesota corporation (the "OWNER") and Northwest Airlines Corporation, a Delaware corporation ("GUARANTOR"), in connection with the transactions contemplated by the Participation Agreement [NW ______], dated as of [___________ ___, ___] (the "PARTICIPATION AGREEMENT"), among the Owner, Guarantor, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements referred to therein, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Indenture Trustee under the Indenture referred to therein. Capitalized terms used herein but not defined herein have the respective meanings given to them in or by reference to the Participation Agreement, unless the context otherwise requires. We are rendering this opinion letter to you at the request of the Owner pursuant to Section 4(a)(xi) of the Participation Agreement.

            In rendering the opinions set forth below, we have examined and relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Transaction Documents (as defined below) and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the date hereof, as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. We have also assumed that the Owner is an "air carrier" within the meaning of the Federal Aviation Act. As to any facts material to such opinions that were not known to us, we have relied upon statements and representations of officers and other representatives of the Owner, Guarantor and the other parties to the Operative Documents and of public officials. Except as expressly set

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO              -2-              _______________ __, ____


forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinions, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations and warranties of the Owner, Guarantor and the other parties to the Operative Documents contained in the Participation Agreement and the other Operative Documents (including, without limitation, in Sections 7 and 8 of the Participation Agreement) in connection with the preparation and delivery of this letter.

            In particular, we have examined and relied upon:

            A.    the Participation Agreement;
            B.    the Trust Indenture;
            C.    the Trust Indenture Supplement
            D.    the Secured Certificates;
            E.    the Consent and Agreement; and
            F.    the Guarantee.

            Items A to F above are referred to in this letter as the "TRANSACTION DOCUMENTS". References in this letter to "APPLICABLE LAWS" shall mean those laws, rules and regulations of the State of New York which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents. References in this letter to the term "GOVERNMENTAL AUTHORITIES" means executive, legislative, judicial, administrative or regulatory bodies of the State of New York. References in this letter to the term "GOVERNMENTAL APPROVAL" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

            We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that such documents, agreements and instruments are (other than with respect to the Owner and Guarantor) valid, binding and enforceable obligations of such parties. As used herein, "to our knowledge", "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Participation Agreement.

            We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

            Based upon and subject to the foregoing, and subject further to the assumptions, limitations and qualifications set forth below, we are of opinion that:

            1. The execution and delivery by the Owner of the Participation Agreement, the Secured Certificates, the Trust Indenture and the Trust Indenture Supplement (collectively, the "OWNER DOCUMENTS") and the performance by the Owner of its obligations thereunder (a) do not require any Governmental Approval to be obtained on the part of the Owner, except those that have been obtained and, to our knowledge, are in effect, and those required by the terms of

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO              -3-              _______________ __, ____


the Operative Documents after the Closing Date, and (b) do not result in a violation of any provision of any Applicable Laws applicable to the Owner.

            2. The execution and delivery by Guarantor of its obligations under the Guarantee and the performance by Guarantor of its obligations thereunder (a) do not require any Governmental Approval to be obtained on the part of Guarantor, except those that have been obtained and, to our knowledge, are in effect, and those required by the terms of the Operative Documents after the Closing Date, and (b) do not result in a violation of any provision of any Applicable Laws applicable to Guarantor.

            3. Each of the Owner Documents constitutes a legal, valid and binding agreement of the Owner, enforceable against the Owner in accordance with its terms and the Guarantee constitutes a legal, valid and binding agreement of Guarantor enforceable against Guarantor in accordance with its terms, in each case subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other similar laws relating to or affecting creditors' or lessors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and requirements of commercial reasonableness, good faith and fair dealing, and to applicable laws which may affect the remedies provided in the Trust Indenture, which laws, however, do not, in our opinion, make the remedies provided in the Trust Indenture inadequate for the practical realization of the benefits provided thereby, except that no opinion is expressed as to the amount or priority of any recovery under any particular circumstances, and except that the enforcement of rights with respect to indemnification may be limited by considerations of public policy.

            4. Subject to the registration of the Aircraft with the Federal Aviation Administration in the name of the Owner, and assuming the due and timely filing or filing for recordation in accordance with the provisions of the Federal Aviation Act of (A) a bill of sale on AC form 8050-2 (or such other form as may be approved by the FAA) relating to the Aircraft from the [Supplier] [Manufacturer] to the Owner, [(B) the termination of the Mortgage,] and (C) the Trust Indenture and the Trust Indenture Supplement covering the Aircraft attached thereto and made a part thereof, with respect to such portion of the Aircraft as is covered by the recording system established by the Federal Aviation Administration pursuant to Section 44107 of Title 49 of the United States Code by virtue of the same constituting an "aircraft" or an "aircraft engine" as defined in the Federal Aviation Act, no further filing or recording of any document (including any financing statement with respect to the Trust Indenture under Article 9 of the Uniform Commercial Code of Minnesota) is necessary in any applicable jurisdiction within the United States in order to create and perfect the Indenture Trustee's security interest in such portion of the Aircraft as against the Owner or any third parties. With respect to such portion of the Trust Indenture Estate, if any, as may not be deemed to constitute an "aircraft" or "aircraft engine" as defined in the Federal Aviation Act, except for the filing of financing statements in the appropriate filing offices in the State of Minnesota (as to the filing of which we refer you to the opinion of corporate counsel of the Owner, delivered to you on the date hereof) and the filing of periodic continuation statements with respect to such filings, as and when required, under the federal laws of the United States and the laws of the State of New York, no filing or recording of any document (including any financing statement) is necessary or advisable under Article 9 of the Uniform Commercial Code in order to create or perfect the Indenture Trustee's security interest in such portion of the Trust Indenture Estate as against the Owner and

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO              -4-              _______________ __, ____


any third parties in any applicable jurisdiction within the United States. The Trust Indenture creates for the benefit of the Indenture Trustee a valid security interest in the Trust Indenture Estate to the extent a security interest may be created therein under the Uniform Commercial Code as in effect in the State of New York (the "NYUCC").

            In rendering the opinions expressed herein, we have relied exclusively, and without independent investigation, on the opinion (being furnished to you today) of Crowe & Dunlevy, P.C., referred to in Section 4(a)(xv) of the Participation Agreement, as to all matters stated in such opinion (including the qualifications and exceptions therein).

            In addition, in rendering our opinions expressed herein, we have assumed that except for the filings and recordations contemplated or referred to herein, [other than the Mortgage, and UCC-1 financing statement filed in the Office of the Secretary of State of the State of Minnesota on [__________], filing number [__________], naming the Owner as Debtor and [____________________], as Secured Party (as to which a UCC-3 termination statement is being filed on the date hereof),] there are no filings or recordations with respect to the Trust Indenture or the Trust Indenture Supplement with the Federal Aviation Administration, or of Uniform Commercial Code financing statements naming the Owner as a debtor in respect of all or any portion of the Trust Indenture Estate (other than any such financing statements as have been filed therein in favor of the Indenture Trustee as secured party under the Trust Indenture) in the filing offices of the Secretary of State of the State of Minnesota or in any other filing office in the State of Minnesota. We have also assumed that each of the documents and Uniform Commercial Code financing statements referred to in Paragraph 4 above to be recorded with the Federal Aviation Administration or filed with the appropriate filing office in the State of Minnesota was in due form for such recording or filing and that each of the above-mentioned documents has been duly and timely recorded or filed, as the case may be, under the Federal Aviation Act and under the laws of the State of Minnesota. We have further assumed that as to such portion of the Trust Indenture Estate as is in existence on the date hereof, the Owner has rights therein and value has been given, in each case within the meaning of
Section 9-203 of the NYUCC. Except as expressly set forth in paragraph 4 above, we express no opinion as to the right, title or interest in or to the Collateral on the part of any Person. We express no opinion herein as to: (A) any section of any Operative Document relating to concepts of "severability" of certain provisions in such Operative Document; (B) any provision in any Operative Document insofar as it constitutes: (i) a waiver of FORUM NON CONVENIENS in respect of any court other than the Supreme Court of the State of New York; or
(ii) a waiver of the right to object to improper venue in respect of any court other than the Supreme Court of the State of New York; (C) the effect of any law of any jurisdiction (other than the State of New York) wherein any Certificate Holder may be located that limits rates of interest, fees or other charges that may be charged by such Certificate Holder; and (D) any provision contained in the Operative Documents relating to jurisdiction or service of process other than in respect of the courts of the State of New York or the courts of the United States of America located in the State of New York. Moreover, the opinions expressed herein relating to the enforceability of any agreement or instrument are subject to the further qualification that no opinion is expressed as to the specific remedy or remedies that any court, governmental authority, board of arbitration or arbitrator may grant, impose or render under particular circumstances. In particular, no opinion is expressed concerning the availability of equitable remedies, as such, for the enforcement of any provision of any such agreement or instrument.

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO              -5-              _______________ __, ____


            Finally, we call to your attention that, in connection with our opinions expressed above, we do not purport to be experts with respect to, or express any opinion concerning, aviation law or other laws, rules or regulations applicable to the particular nature of the equipment acquired by the Owner, as contemplated in the Operative Documents, and which may require the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any federal or state governmental authority in connection with the operation or maintenance of such equipment on an ongoing basis, in accordance with the Owner's or Guarantor's undertakings in the Operative Documents. Further, we do not purport to give any opinion regarding the securities laws in any jurisdiction or with respect to the Employee Retirement Income Security Act of 1974, as amended. All references in this opinion letter to federal laws are to the federal laws of the United States of America. We express no opinions except as expressly set forth herein, and no opinion is implied or may be inferred beyond the opinions expressly stated herein.

            We are furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein. This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any person or entity for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion letter for changes in fact or law, or otherwise.

                                    Very truly yours,

                                   SCHEDULE A

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

State Street Bank and Trust Company, as Indenture Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                          EXHIBIT B-3 TO PARTICIPATION AGREEMENT

                         [Form of Opinion of Northwest]



                                     [Date]

TO THE ADDRESSEES LISTED
ON SCHEDULE A HERETO

            Re:   Northwest Airlines, Inc. [NW ____ __]
                  Opinion of Counsel to the Owner and Guarantor
                  ---------------------------------------------

Gentlemen:

            I act as legal counsel for Northwest Airlines, Inc., a Minnesota corporation (the "OWNER"), and Northwest Airlines Corporation, a Delaware corporation ("GUARANTOR"), and in such capacity am familiar with the transactions contemplated by the Participation Agreement [NW ____ __], dated as of [________ __, ___] (the "PARTICIPATION AGREEMENT"), among the Owner, Guarantor, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements referred to therein, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Indenture Trustee under the Indenture referred to therein. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in or by reference to the Participation Agreement, unless the context otherwise requires. This opinion is delivered pursuant to Section 4(a)(xi) of the Participation Agreement.

            In rendering this opinion, I, or lawyers under my direction, have examined, among other things, executed counterparts of the Participation Agreement, the Trust Indenture, the Trust Indenture Supplement, the Secured Certificates, the Consent and Agreement and the Guarantee. As to any facts material to my opinions expressed herein, I have relied upon the representations and warranties contained in the Operative Documents (including, without limitation, in Sections 7 and 8 of the Participation Agreement) and upon originals or copies (certified or otherwise identified to my satisfaction) of such corporate records, documents and other instruments as, in my judgment, are necessary or appropriate to enable me to render this opinion. I have assumed, and have not independently verified, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity with the originals of all documents submitted to me as copies, and the accuracy of all factual statements of parties made on or before the date hereof (and have relied thereon as I have deemed appropriate).

            Based upon and subject to the foregoing, and subject further to the assumptions, limitations and qualifications set forth below, it is my opinion that:

To the Addressees listed
on Page 1 hereof

____________ ___, ___
Page 2


            1. The Owner is a corporation duly organized and validly existing pursuant to the laws of the State of Minnesota, has the corporate power and authority to carry on its business as now conducted and to enter into and perform its obligations under the Participation Agreement, the Secured Certificates, the Trust Indenture and the Trust Indenture Supplement (collectively, the "OWNER DOCUMENTS"), and is duly qualified to transaction business in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the Owner and its subsidiaries, taken as a whole. The Owner is a Certificated Air Carrier. Guarantor is a corporation duly organized and validly existing pursuant to the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under the Guarantee.

            2. The execution, delivery and performance of the Owner Documents by the Owner and of the Guarantee by Guarantor have been duly authorized by all necessary corporate action on the part of the Owner and Guarantor, as the case may be, do not require any approval of stockholders of the Owner or Guarantor, as the case may be, or, to my knowledge after due inquiry and investigation, any approval or consent of any trustee of holders of any indebtedness or obligations of the Owner or Guarantor, as the case may be (other than any such approval or consent as has been obtained), and the execution and delivery of any thereof by the Owner or Guarantor, as the case may be, nor the performance by the Owner or Guarantor, as the case may be, of its obligations thereunder does not (A) violate any law, governmental rule or regulation or, to my knowledge after due inquiry and investigation, judgment or order applicable to or binding on the Owner or Guarantor, as the case may be, or (B) to my knowledge after due inquiry and investigation, violate or result in any breach of, or constitute any default under or result in the creation of any Lien (other than Permitted Liens) upon any property of the Owner or Guarantor, as the case may be, under, (i) the Owner's or Guarantor's corporate charter or by-laws or (ii) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or any other agreement or instrument, or permit issued by any Minnesota or United States governmental authority to which the Owner or Guarantor, as the case may be, is a party or by which the Owner or Guarantor, as the case may be, or its properties may be bound or affected.

            3. Neither the execution and delivery by the Owner of any of the Owner Documents or by Guarantor of the Guarantee, nor the performance by the Owner or Guarantor of their respective obligations thereunder, requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any federal or state governmental authority in the United States, except for (A) the registration of the Aircraft (including the placement on board of the owner's copy of the application for registration of the Aircraft and, if necessary, a flying time wire), recordations, and other actions referred to in Paragraph 5 below, and (B) such consents, approvals, notices, registrations and other actions required by the terms of the Owner Documents or the Guarantee after the Closing Date.

            4. The Guarantee has been duly entered into and delivered by Guarantor, and each of the Owner Documents has been duly entered into and delivered by the Owner.

To the Addressees listed
on Page 1 hereof

____________ ___, ___
Page 2


            5. Subject to the registration of the Aircraft with the Federal Aviation Administration in the name of the Owner, and assuming the due and timely filing for recordation in accordance with the provisions of the Federal Aviation Act of (A) a bill of sale on AC form 8050-2 (or such other form as may be approved by the FAA) relating to the Aircraft from the [Supplier] [Manufacturer] to the Owner, (B) the termination of the Mortgage, and (C) the Trust Indenture, with the Trust Indenture Supplement covering the Aircraft attached thereto and made a part thereof, with respect to such portion of the Aircraft as is covered by the recording system established by the Federal Aviation Administration pursuant to Section 44107 of Title 49 of the United States Code by virtue of the same constituting an "aircraft" or an "aircraft engine" as defined in the Federal Aviation Act, no further filing or recording of any document (including any financing statement with respect to the Trust Indenture under Article 9 of the Uniform Commercial Code of Minnesota) is necessary in any applicable jurisdiction within the United States in order to create and perfect the Indenture Trustee's security interest in such portion of the Aircraft as against the Owner or any third parties. With respect to such portion of the Trust Indenture Estate, if any, as may not be deemed to constitute an "aircraft" or "aircraft engine," as defined in the Federal Aviation Act, except for the filing of financing statements in the appropriate filing offices in the State of Minnesota, which filing has been made, and the filing of periodic continuation statements with respect to such filings, as and when required, under Minnesota law no filing or recording of any document (including any financing statement) is necessary under Article 9 of the Uniform Commercial Code in order to create or perfect the Indenture Trustee's security interest in such portion of the Trust Indenture Estate as against the Owner and any third parties in any applicable jurisdiction within the United States.

            6. There are no legal or governmental proceedings pending or, to the best of my knowledge, threatened to which the Owner or Guarantor or any of their respective subsidiaries is a party or to which any of the properties of the Owner or Guarantor or any of their respective subsidiaries is subject other than those proceedings summarized in the Guarantor's publicly filed annual, quarterly and other reports filed with the Securities and Exchange Commission, and proceedings which I believe would not reasonably be expected to have a material adverse effect on the Owner and its subsidiaries, taken as a whole, or on the power or ability of the Owner to perform its obligations under the Owner Documents.

            In rendering the opinions expressed herein, I have relied exclusively, and without independent investigation, on the opinion (being furnished to you today) of Crowe & Dunlevy, P.C., referred to in Section 4(a)(xv) of the Participation Agreement, as to all matters stated in such opinion, including the qualifications and exceptions therein.

            In addition, in rendering the opinions expressed herein, I have assumed that each agreement referred to herein constitutes the legal, valid and binding obligation of each party thereto, other than the Owner and Guarantor, enforceable against each such party in accordance with its terms. I have also assumed that, except for the filings and recordations contemplated or referred to herein, [other than the Mortgage and a UCC-1 financing statement filed in the Office of the Secretary of State of the State of Minnesota on [___________], filing number [_____________], naming the Owner as Debtor and [__________________], as Secured Party

To the Addressees listed
on Page 1 hereof

____________ ___, ___
Page 4


(as to which a UCC-3 termination statement is being filed on the date hereof),] there are no filings or recordations with respect to the Aircraft, the Trust Indenture or the Trust Indenture Supplement with the Federal Aviation Administration not shown on the indices of filed but unrecorded documents maintained by the Federal Aviation Administration and made available to Crowe & Dunlevy, P.C., for purposes of their aforesaid opinion, or of Uniform Commercial Code financing statements naming the Owner as a debtor in respect of all or any portion of the Trust Indenture Estate (other than any such financing statements as have been filed therein in favor of the Indenture Trustee as secured party under the Trust Indenture) in the filing offices of the Secretary of State of the State of Minnesota or in any other filing office in the State of Minnesota. I have further assumed that each of the documents and Uniform Commercial Code financing statements referred to in Paragraph 5 above to be recorded with the Federal Aviation Administration or filed with the appropriate filing office in the State of Minnesota was in due form for such recording or filing and that each of such documents has been duly and timely recorded or filed, as the case may be, under the Federal Aviation Act and under the laws of the State of Minnesota.

            I am qualified to practice law in the State of Minnesota, and I do not purport to be an expert on, or to express any opinion concerning, any laws except the laws of the State of Minnesota, the Delaware General Corporation Law and the federal laws of the United States. Further, I do not purport to give any opinion regarding the securities laws in any jurisdiction or with respect to the Employee Retirement Income Security Act of 1974, as amended. All references in this opinion to federal laws are to the Federal laws of the United States.

            I assume no obligations to supplement the opinions expressed herein if any applicable laws change after the date hereof or if I become aware of any facts that might change such opinions after the date hereof.

            I express no opinions except as expressly set forth herein, and no opinion is implied or may be inferred beyond the opinions expressly stated herein. This opinion is being delivered for your sole benefit and no other person or entity shall be entitled to rely upon this opinion without my express written consent.

                                       Very truly yours,

                                       NORTHWEST AIRLINES, INC.

                                   SCHEDULE A

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

State Street Bank and Trust Company, as Indenture Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                  [FOR A319'S]

                                            EXHIBIT C TO PARTICIPATION AGREEMENT

        [Form of opinion of counsel to the Supplier and the Manufacturer]



                              [_____________, ____]


To the Addressees Listed
in the Attached Schedule

            Re:   Airbus [A319-113/114] Aircraft
                  Manufacturer's Serial No. [________]
                  Registration No. N[_____] (the "Aircraft")
                  ------------------------------------------

Dear Sirs:

We have acted as special French counsel for Airbus Industrie G.I.E. ("Airbus") and AVSA S.A.R.L. ("AVSA") in connection with the sale of the Aircraft by AVSA to Northwest Airlines, Inc. ("Northwest").

We have examined a facsimile copy of:

      (a) an executed Manufacturer Consent and Agreement to Assignment of Warranties [NW _____], dated [______________], made by Airbus;

      (b) an executed Supplier Consent and Agreement to Assignment of Warranties [NW ______], dated [______________], made by AVSA;

      (c) a document executed both in the English language as "French Pledge Agreement" and in the French language as "CONVENTION DE NANTISSEMENT DE CREANCES" (collectively referred to as the "CONVENTION DE NANTISSEMENT DE CREANCES"), dated the date hereof made between Northwest and State Street Bank and Trust Company, as Indenture Trustee;

      (d) a Bill of Sale dated [___________] executed by AVSA in favour of Northwest; and

      (e) an FAA Bill of Sale dated [___________] executed by AVSA in favour of Northwest;

(documents (a) through (e) hereinafter referred to as the "Documents").

Based on the foregoing, and such other documents, records and other instruments as we have deemed it necessary or appropriate for the purposes of this opinion, and assuming the Document

To the Addressees listed
on Page 1 hereof

____________ ___, ___
Page 2


to have been duly executed by the parties thereto, we are of the opinion that, subject to the qualifications set out below:

1. Airbus is a GROUPEMENT D'INTERET ECONOMIQUE duly organized and existing under the laws of the French Republic, and has the power and authority to carry on its business as now conducted. The present members of Airbus are
      (i) EADS Airbus GmbH (formerly known as Daimler-Chrysler Aerospace Airbus
      GmbH), (ii) EADS Construcciones Aeronauticas S.A. (formerly known as Construcciones Aeronauticas S.A.), (iii) EADS Airbus S.A. (formerly known as Aerospatiale Matra Airbus S.A.) and (iv) Airbus UK Limited, and each of such corporations is, without the need to proceed against any collateral security for the indebtedness of Airbus or to take any other legal action or process (except for service on Airbus by HUISSIER of notice to perform and subsequent failure by Airbus to do so), jointly and severally liable with the other members for the debts of Airbus arising out of obligations contracted by Airbus while such corporation is a member of Airbus, including those arising under each Document, and will remain so liable even after such corporation ceases to be a member of Airbus after such Document is entered into; PROVIDED such Document is not modified without its consent after it has ceased to be a member. --------

2. AVSA is a SOCIETE A RESPONSABILITE LIMITEE duly established and existing under the laws of the French Republic and has the power and authority to carry on its business as now conducted.

3. Each of Airbus and AVSA has full power and authority to enter into and to execute, deliver and perform its obligations under those of the Documents to which it is a party; such obligations are legal, valid and binding upon them, respectively, are enforceable in accordance with their respective terms and rank PARI PASSU with the other unsecured obligations of Airbus or AVSA, as the case may be.

4. Assuming that under New York law, the Indenture Trustee would be entitled to take proceedings in its own name and on its own account to recover from Northwest the full amount of all amounts secured by the CONVENTION DE NANTISSEMENT DE CREANCES, the CONVENTION DE NANTISSEMENT DE CREANCES (i) duly creates for the benefit of the Indenture Trustee the security interests which the CONVENTION DE NANTISSEMENT DE CREANCES purports to create and the Indenture Trustee is entitled to the benefits and security afforded thereby, (ii) subject to the registration and "HUISSIER" requirements of paragraph 9(d) hereof and the observation set forth in paragraph 9(f) hereof, and with respect to non-monetary claims, should be effective as against Airbus, AVSA and third parties to perfect the pledge of the obligations of Airbus and AVSA that are the subject of the CONVENTION DE NANTISSEMENT DE CREANCES and (iii) subject to the registration and "HUISSIER" requirements of paragraph 9(d) hereof, and with respect to monetary claims, would be effective as against Airbus, AVSA and third parties to perfect the pledge of the obligations of Airbus and AVSA that are the subject of the CONVENTION DE NANTISSEMENT DE CREANCES.

To the Addressees listed
on Page 1 hereof

____________ ___, ___
Page 3


5. All actions, authorizations, approvals, consents, conditions and things required at law to be taken, fulfilled and done to authorize the execution, delivery and performance by Airbus and AVSA of those of the Documents to which they respectively are party have been taken, obtained, fulfilled and done; and no consents under any exchange control laws, rules or regulations of the French Republic are necessary in connection therewith.

6. Neither the execution and delivery and performance of the Documents to which Airbus and AVSA respectively are a party, nor the consummation of the transactions contemplated thereby, contravenes or violates any law, judgment, governmental rule, regulation or order applicable to or binding on Airbus or AVSA.

7. No French value added tax was due upon the transfer of title in the Aircraft from AVSA to Northwest.

8. Under the laws of the French Republic, Airbus and AVSA are subject to private commercial law and to suit, and neither Airbus nor AVSA, nor their respective properties have any immunity from the jurisdiction of any court or any legal process (whether through service of notice, attachment prior to notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise), except that, with respect to Airbus:

      (a) to the extent that Airbus occupies or possesses any property by virtue of any license or grant from the French State, such property and the title of Airbus thereto may be immune from suit or execution on the grounds of sovereignty, and

      (b) suit and execution against Airbus or its property may be affected by action taken by the French public authorities in the interests of national defense or on the occurrence of exceptional circumstances of paramount importance to the national interest of France, as such concept is understood under the Constitution, laws and regulations of France.

9. In connection with the obligations of Airbus and AVSA under the Documents, this opinion must be read subject to the following qualifications and observations as to French law:

      (a) the remedy of specific performance may not be available in a French court;

      (b) the enforcement of any of the Documents may be limited by applicable bankruptcy, insolvency, or similar arrangements, or by moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally;

      (c)   in respect of payment obligations, a French court has power under
            Article 1244-1 of the French Civil Code to grant time to a debtor (not in excess of two years), taking into account the position of the debtor and the economic circumstances;

To the Addressees listed
on Page 1 hereof

____________ ___, ___
Page 4


      (d) in order to ensure the validity as against third parties of the pledge ("NANTISSEMENT") created by the "CONVENTION DE NANTISSEMENT DE CREANCES" in accordance with the provisions of Article 2075 of the French Civil Code, it is necessary for the "CONVENTION DE NANTISSEMENT DE CREANCES" to be registered with the French tax administration, involving payment of a stamp duty of a nominal amount. In addition, the "NANTISSEMENT" created by the "CONVENTION DE NANTISSEMENT DE CREANCES" will need to be served on each of Airbus and AVSA by "HUISSIER", in accordance with the provisions of
            Article 2075 of the French Civil Code. We have been instructed by the Indenture Trustee to carry out the above formalities on its behalf, which we intend to do on receipt of the executed originals of the CONVENTION DE NANTISSEMENT DE CREANCES. We anticipate that there will be no difficulty in accomplishing these formalities;

      (e) in the event of any proceedings being brought in a French court in respect of a monetary obligation expressed to be payable in a currency other than French Francs or euros, a French court would probably give judgment expressed as an order to pay, not such currency, but its French Franc or euro equivalent at the time of payment or enforcement of judgment. With respect to a bankruptcy, insolvency, liquidation, moratorium, reorganization, reconstruction or similar proceedings, French law may require that all claims or debts be converted into French Francs or euros at an exchange rate determined by the court at a date related thereto, such as the date of commencement of a winding-up;

      (f) pledges over non monetary claims are unusual under French law. In principal, pledges over claims of this type should be effective against Airbus, AVSA and third parties but in the absence of case law, there is a lack of certainty about the Pledge being effective;

      (g) a determination or certificate as to any matter provided for in the Documents might be held by a French court not to be final, conclusive or binding, if such determination or certificate could be shown to have an unreasonable, incorrect or arbitrary basis or not to have been given or made in good faith;

      (h) claims may become barred by effluxion of time or may be or become subject to defense of set-off or counterclaim;

      (i) a French court may stay proceedings if concurrent proceedings are being brought elsewhere;

      (j) we express no opinion as to whether any provision in the Documents conferring a right of set-off or similar right would be effective against a liquidator or a creditor; and

To the Addressees listed
on Page 1 hereof

____________ ___, ___
Page 5


      (k) our opinion as to the enforceability of the Documents relates only to their enforceability in France in circumstances where the competent French court has and accepts jurisdiction. The term "enforceability" refers to the legal character of the obligations assumed by the parties under the documents, i.e., that they are of a character which French law enforces or recognizes. It does not mean that the Documents will be enforced in all circumstances or in foreign jurisdictions or by or against third parties or that any particular remedy will be available.

In rendering the foregoing opinions, we have assumed that the Documents, other than the CONVENTION DE NANTISSEMENT DE CREANCES, constitute the legal, valid and binding obligations of the parties under New York law.

We are qualified as French Avocats.

No opinion is expressed herein as to laws other than the laws of the French Republic as of the date hereof. The opinion is for your use and that of no one else, and is limited to (i) the matter specifically mentioned herein, and (ii) the purpose set out above.

                                    Yours sincerely,

                                   SCHEDULE A

Northwest Airlines, Inc.

Northwest Airlines Corporation

State Street Bank and Trust Company, not in its individual capacity but solely as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                              [FOR 757'S AND 747'S]

                                            EXHIBIT C TO PARTICIPATION AGREEMENT

            [Form of opinion of in-house counsel to the Manufacturer]



                               -------------, ----


To the Addressees Listed
in the Attached Schedule

            Subject: One Boeing Model [757-351] [747-451] Aircraft
                     Bearing Manufacturer's Serial No. ________

Ladies and Gentlemen:

I am an attorney employed by The Boeing Company ("Boeing") and I am licensed to practice law in the State of Washington. As such, I have represented Boeing in connection with the sale of the Boeing Model [757-351] [747-451] aircraft bearing Manufacturer's Serial No. _________ (including the engines installed thereon but excluding equipment furnished by Northwest Airlines Inc. ("Northwest") (the "Aircraft")), pursuant to [Purchase Agreement No. 2159] [Purchase Agreement No. 1630] between Boeing and Northwest, dated [January 16, 2001] [December 1, 1989], as subsequently amended (the "Purchase Agreement").

For the purpose of this opinion, I have examined and relied upon originals, or copies certified to my satisfaction, of the Purchase Agreement and of the Consent and Agreement [NW ____ _], dated as of [_____________] executed by Boeing (the "Consent and Agreement").

I have also examined such other documents and records as I have deemed relevant or necessary for the purpose of giving this opinion. Based upon such examination, I am of the opinion that:

      (a) Boeing is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware.

      (b) The Purchase Agreement and the Consent and Agreement have been duly authorized, executed and delivered by, and constitute the legal, valid, and binding obligations of Boeing enforceable against it in accordance with the respective terms thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights in general and except as the enforceability of such obligations may be subject to general principles of equity.

      (c) Boeing has the full power, authority, and legal right to enter into and perform its obligations under the Purchase Agreement and the Consent and Agreement and Boeing's execution, performance, and delivery of such documents have been duly authorized by all necessary corporate action, and do not contravene the Restated Certificate of Incorporation or by-laws of Boeing, or any indenture, mortgage, contract, instrument, or other agreement, in each case known to me, to which Boeing is a party or by which it or any of its properties is bound.

For the purpose of this opinion, I have assumed that Northwest had the power and authority to accept title to and delivery of the Aircraft and that the representative acting on behalf of Northwest was duly authorized to accept title to and delivery of the Aircraft on its behalf.

With respect to the conclusions set forth herein, I express no opinion as to any laws other than the laws of the State of Washington, the corporate laws of the State of Delaware, and the federal laws of the United States.

Very truly yours,


-------------------
Counsel

                                    SCHEDULE

Northwest Airlines, Inc.
Northwest Airlines Corporation
State Street Bank and Trust Company,
   not in its individual capacity but solely as Indenture Trustee
State Street Bank and Trust Company of Connecticut, National Association,
   as Pass Through Trustee
Standard & Poor's Ratings Service
Moody's Investors Service, Inc.
Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Banc Alex. Brown Inc.
Morgan Stanley & Co. Incorporated
U.S. Bancorp Piper Jaffray Inc.
Landesbank Hessen-Thuringen Girozentrale

                      EXHIBIT F TO PARTICIPATION AGREEMENT

                   [Form of Opinion of Crowe & Dunlevy, P.C.]



                              [--------- --, ----]

TO THE ADDRESSEES LISTED
ON SCHEDULE A HERETO

            Re: [Airbus model A319-113/114] [Boeing model 757-351] [Boeing 747-451] aircraft with manufacturer's serial number [_____] and United States nationality and registration marks N [____] (the "Aircraft")
                  --------------------------------------------------------------

Ladies and Gentlemen:

            This letter confirms that we filed following described instruments with the Federal Aviation Administration (the "FAA") today at the respective times noted below:

      (a) [Mortgage and Security Agreement Release and Termination Agreement dated [__________] between [_________] and Northwest Airlines, Inc. (the "Owner"), which released the Aircraft and the [CFM International, Inc. model CFM56-5A4/5A5] [Pratt & Whitney model PW2040] [Pratt & Whitney model PW 4056] aircraft engines with manufacturer's serial numbers [______] [, [_____], [_____]] and [______] (the "Engines") from the terms of Conveyance No. [_________], at [______];

      (b) AC Form 8050-2 Aircraft Bill of Sale dated [____________] (the "FAA Bill of Sale") by [AVSA, S.A.R.L.] [Boeing] to Northwest Airlines, Inc. (the "Owner") covering the Aircraft, at [_______];

      (c) AC Form 8050-1 Aircraft Registration Application by the Owner covering the Aircraft, at [______]; and

      (d) Trust Indenture and Security Agreement [NW ____ __] dated as of [__________] (the "Indenture") between Northwest Airlines, Inc. (the "Owner") and State Street Bank and Trust Company as Indenture Trustee (the "Indenture Trustee"), to which was attached the Trust Indenture Supplement [NW ____ __] dated [______________] (the "Indenture Supplement") covering the Aircraft and the [CFM International, Inc. model CFM56-5A4/5A5] [Pratt & Whitney model PW2040] [Pratt & Whitney model PW4056] aircraft engines with manufacturer's serial numbers [______] [, [______], [______]] and [______] (the "Engines"), at [_______].

            Based upon our examination of the above described instruments and of such records of the FAA as we deemed necessary to render this opinion and as were made available to us by the FAA, it is our opinion that:

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO               -2-           ________________  __, ____


            (a) [the Release,] FAA Bill of Sale, the Indenture with the Indenture Supplement attached, [are][is] in due form for recordation by and has been duly filed for recordation with the FAA pursuant to and in accordance with the provisions of
                  Section 44107 of Title 49 of the United States Code;

            (b) legal title to the Aircraft is vested in the Owner and all instruments necessary to cause the FAA in due course to issue to the Owner an AC Form 8050-3 Certificate of Aircraft Registration covering the Aircraft have been duly filed with the FAA pursuant to and in accordance with the provisions of Sections 44102 and 44103 of Title 49 of the United States Code;

            (c) the Aircraft and the Engines are free and clear of Liens (as such term is defined in the Indenture) except such as are created by the Indenture, as supplemented by the Indenture Supplement;

            (d) the Indenture, as supplemented by the Indenture Supplement, creates a duly and validly perfected first priority security interest in favor of the Indenture Trustee in the Aircraft and the Engines;

            (e) the Indenture, as supplemented by the Indenture Supplement, is not required to be refiled with the FAA or filed or recorded in any other place within the United States in order to perfect or maintain the perfection of the security interest created thereby in the Aircraft and the Engines under the applicable laws of any jurisdiction within the United States;

            (f) no other registration of the Aircraft and no filings or recordings (other than the filings and recordings with the FAA which have been effected) are necessary to perfect in any jurisdiction within the United States the Owner's title to the Aircraft or the security interest created by the Indenture, as supplemented by the Indenture Supplement, in the Aircraft and the Engines under the applicable laws of any jurisdiction within the United States; and

            (g) no authorization, approval, consent, license or order of, or registration with, or giving of notice to, the FAA Aircraft Registry is required for the valid authorization, delivery or performance of the Indenture and the Indenture Supplement except for such authorizations, approvals, consents, licenses, orders, registrations and notices as have been effected.

            No opinion is herein expressed as to: (i) laws other than the federal laws of the United States; (ii) the validity or enforceability under local law of the Indenture, as supplemented by the Indenture Supplement; and
(iii) the recognition of the perfection of the security interest created by the Indenture, as supplemented by the Indenture Supplement, as against third parties in any legal proceedings outside the United States. Since our examination was limited to records

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO               -3-           ________________  __, ____


maintained by the FAA Aircraft Registry, our opinion does not cover liens which are perfected without the filing of notice thereof with the FAA, such as federal tax liens, liens arising under Section 1368(a) of Title 29 of the United States Code and possessory artisans' liens, and was subject to the accuracy of FAA personnel in the filing, indexing and recording of instruments filed with the FAA and in the search for encumbrance cross reference index cards for the Engines.

                                    Very truly yours,

                                   SCHEDULE A

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

State Street Bank and Trust Company, as Indenture Trustee

Northwest Airlines, Inc., as Owner

Northwest Airlines Corporation, as Guarantor

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                            EXHIBIT G TO PARTICIPATION AGREEMENT

                      [Form of Opinion of Bingham Dana LLP,
                   special counsel for the Indenture Trustee]



                               [__________, ____]


TO THE PARTIES SET FORTH
IN SCHEDULE A HERETO

            Re: Northwest Airlines, Inc./Financing of [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451] Aircraft [NW ____ __]
                  (Indenture Trustee Opinion)
                  ------------------------------------------------------------

Ladies and Gentlemen:

            We have acted as special counsel for State Street Bank and Trust Company in its individual capacity ("STATE STREET") and as Indenture Trustee (the "INDENTURE TRUSTEE") under the Trust Indenture and Security Agreement [NW ____] dated as of [________________] (the "INDENTURE") between Northwest Airlines, Inc. and State Street, as Indenture Trustee, in connection with the execution and delivery of the Participation Agreement [NW ____] dated as of [________________] (the "PARTICIPATION AGREEMENT") by and among the Indenture Trustee, Northwest Airlines, Inc., the Owner, Northwest Airlines Corporation (the "GUARANTOR"), State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee (the "PASS THROUGH TRUSTEE") and State Street Bank, as Subordination Agent (the "SUBORDINATION AGENT") and the transactions contemplated thereby. Capitalized terms not otherwise defined herein shall have the meanings specified in or referenced in the Participation Agreement. This opinion is being delivered pursuant to Section 4(a)(xvi) of the Participation Agreement.

            Our representation of State Street and the Indenture Trustee has been as special counsel for the limited purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (i) the representations and warranties of the parties set forth in the Operative Documents and (ii) certificates delivered to us by the management of State Street and have assumed, without independent inquiry, the accuracy of those representations, warranties and certificates.

            We have examined the Participation Agreement, the Note Purchase Agreement, the Indenture and the other documents to which State Street, individually or as Indenture Trustee, is a party (together, the "OPERATIVE DOCUMENTS"), the Certificate of the Massachusetts Commissioner of Banks relating to State Street and originals, or copies certified or otherwise identified to our satisfaction, of such other records, documents, certificates, or other instruments as we have deemed necessary or advisable for the purposes of this opinion. For purposes of our

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO               -2-           _________________ __, ____


opinion rendered in paragraph 1 below, with respect to the authority of State Street to operate as a state-chartered trust company and exercise trust powers, our opinion relies upon and is limited by such Certificate of the Massachusetts Commissioner of Banks.

            We have assumed the genuineness of all signatures (other than those on behalf of State Street and the Indenture Trustee), the conformity to the originals of all documents reviewed by us as copies, and the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document (other than on behalf of State Street and the Indenture Trustee).

            When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly and substantively in the specific transactions to which this opinion relates, and without any special or additional investigation undertaken for the purposes of this opinion.

            Subject to the limitation set forth below, we have made such examination of law as we have deemed necessary for the purposes of this opinion. The opinions set forth below are limited solely to the internal substantive laws of the Commonwealth of Massachusetts as applied by courts located in Massachusetts and the federal laws of the United States. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of any state or other jurisdiction. In addition, no opinion is expressed as to matters governed by any law, statute, rule or regulation of the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of the Aircraft.

            To the extent to which this opinion deals with matters governed by or relating to the laws of the State of New York, or other jurisdiction other than the Commonwealth of Massachusetts, by which the Operative Documents are stated to be governed, we have assumed, with your permission that the Operative Documents are governed by the internal substantive laws of the Commonwealth of Massachusetts.

            Our opinion is further subject to the following exceptions, qualifications and assumptions:

            (a) We have assumed without any independent investigation that (i) each party to the Operative Documents, other than State Street, in its individual capacity or as Indenture Trustee, as applicable, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Operative Documents, and (ii) each party to the Operative Documents, at all times relevant thereto, had and has the full power, authority and legal right under its

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO               -3-           _________________ __, ____


      certificate of incorporation, partnership agreement, by-laws, and other governing organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be (other than State Street and the Indenture Trustee with respect to the laws of the United States of America and the internal substantive laws of the Commonwealth of Massachusetts, but only in each case to the limited extent the same may be applicable to State Street or the Indenture Trustee, and relevant to our opinions expressed below) to execute, and to perform its obligations under, the Operative Documents, and (iii) each party to the Operative Documents (other than State Street or the Indenture Trustee, as applicable) has duly executed and delivered each of such agreements and instruments to which it is a party and that (other than with respect to State Street and the Indenture Trustee, as applicable) the execution and delivery of such agreements and instruments and the transactions contemplated thereby have been duly authorized by proper corporate or other organizational proceedings as to such party. (b) We have assumed without any independent investigation (i) that each of the Operative Documents is a valid, binding and enforceable obligation of each party thereto other than State Street or the Indenture Trustee, as applicable, and (ii) that each of the Operative Documents is a valid, binding and enforceable obligation of State Street or the Indenture Trustee, as applicable, to the extent that laws other than those of the Commonwealth of Massachusetts are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to State Street or the Indenture Trustee, as applicable, and relevant to our opinions expressed below).

            (c) The enforcement of any obligations of State Street or the Indenture Trustee, as applicable, under any of the Operative Documents may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally, as well as by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of State Street or the Indenture Trustee, as applicable, under any of the Operative Documents.

            (d) We express no opinion as to the availability of any specific or equitable relief of any kind.

            (e) The enforcement of any rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any rights to collateral security, will be subject to a duty to act in a commercially reasonable manner.

            (f) We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to (i) waivers of rights to object to

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO               -4-           _________________ __, ____


      jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) the grant of powers of attorney to any person or entity, (v) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights,
      (vi) the imposition or collection of interest on overdue interest or providing for a penalty rate of interest or late charges on overdue or defaulted obligations, or the payment of any premium, liquidated damages, or other amount which may be held by any court to be a "penalty" or a "forfeiture," or (vii) so-called "usury savings clauses" purporting to specify methods of (or otherwise assure) compliance with usury laws or other similar laws of any jurisdiction.

            (g) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

            (h) No opinion is given herein as to the effect of usury laws (or other similar laws) of any jurisdiction with respect to the Operative Documents.

            This opinion is rendered solely for the benefit of those institutions listed on SCHEDULE A hereto and their successors and assigns in connection with the transactions contemplated by the Operative Documents and may not be used or relied upon by any other person or for any other purpose.

            1. State Street is a Massachusetts trust company, validly formed and authorized to operate as a state-chartered trust company under the laws of the Commonwealth of Massachusetts and, in its individual capacity or as Indenture Trustee, as the case may be, has the requisite corporate and trust power and authority to execute, deliver and perform its obligations under the Operative Documents and in its capacity as Indenture Trustee, to authenticate the Secured Certificates to be delivered on the Closing Date.

            2. State Street, in its individual capacity or as Indenture Trustee, as the case may be, has duly authorized the Operative Documents and has duly executed and delivered the Operative Documents, and the Operative Documents constitute valid and binding obligations of State Street, in its individual capacity or as Indenture Trustee, as the case may be, enforceable against State Street, in its individual capacity or as Indenture Trustee, as the case may be, in accordance with their respective terms.

            3. The Secured Certificates to be issued and dated the Closing Date have been duly authenticated and delivered by State Street as Indenture Trustee pursuant to the terms of the Indenture.

            4. The authorization, execution, delivery and performance by State Street, in its individual capacity or as Indenture Trustee, as the case may be, of the Operative Documents and the consummation of the transactions therein contemplated and compliance with the terms

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO               -5-           _________________ __, ____


thereof do not and will not result in the violation of the provisions of the charter documents or by-laws of State Street and, to the best of our knowledge, do not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of State Street under any indenture, mortgage or other agreement or instrument, in each case known to us, to which State Street is a party or by which it is bound, or violates any applicable Massachusetts or federal law, rule or regulation governing State Street's banking or trust powers, or, to the best of our knowledge, of any judgment, order or decree, in each case known to us, applicable to State Street of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over State Street.

            5. No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Massachusetts law governing the banking or trust powers of State Street is required for the authorization, execution, delivery and performance by State Street, in its individual capacity or as Indenture Trustee, as the case may be, of the Operative Documents or the consummation of any of the transactions by State Street, in its individual capacity or as Indenture Trustee, as the case may be, contemplated thereby (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law.

            6. There are no taxes, fees or other governmental charges payable under the laws of the Commonwealth of Massachusetts or any political subdivision of such State in connection with the execution and delivery by State Street, in its individual capacity or as Indenture Trustee, as the case may be, of the Operative Documents (except for taxes on any fees payable to State Street in its individual capacity) which are imposed solely because State Street has its principal place of business in Massachusetts or performs its administrative duties under the Operative Documents in Massachusetts.

            7. To our knowledge, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there are no proceedings pending or overtly threatened in writing against or affecting State Street in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, could reasonably be expected to affect materially and adversely the trust related to the Indenture or affect the right, power and authority of State Street, in its individual capacity or as Indenture Trustee, as the case may be, to enter into or perform its obligations under the Operative Documents.

                                    Very truly yours,

                                    BINGHAM DANA LLP

                                   SCHEDULE A

State Street Bank and Trust Company, as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

Northwest Airlines, Inc., as Owner

Northwest Airlines Corporation, as Guarantor

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                            EXHIBIT I TO PARTICIPATION AGREEMENT

                           [Form of CW&T 1110 Opinion]



                                     [Date]

TO THE ADDRESSEES LISTED
ON SCHEDULE A HERETO

            Re:   Northwest Airlines, Inc.
                  Opinion of Special Counsel to the Owner Concerning
                  Section 1110 of the Federal Bankruptcy Code
                  --------------------------------------------------

Gentlemen:

            We have acted as special counsel for Northwest Airlines, Inc., a Minnesota corporation (the "OWNER"), in connection with the transactions contemplated by the Participation Agreement [NW ____ ___], dated as of [______________] (the "PARTICIPATION AGREEMENT"), among the Owner, Northwest Airlines Corporation, as Guarantor, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements referred to therein, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Indenture Trustee under the Indenture referred to therein. Capitalized terms used herein but not defined herein have the respective meanings given to them in or by reference to the Participation Agreement, unless the context otherwise requires. As used herein, the term "Airframe" shall mean the [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451] Airframe bearing U.S.
Registration No. N[________] and Manufacturer's Serial No. [_____], the term "Engines" shall mean the [two] [four] [CFM International, Inc. Model CFM 56-5A4/5A5] [Pratt & Whitney Model PW2040] [Pratt & Whitney Model PW4056] Engines bearing manufacturer's Serial Nos. [______] [, [______], [_______]] and [______], and the term "Aircraft" shall mean the Airframe and the Engines, collectively, but expressly excludes any portion of the Aircraft that does not constitute an aircraft, aircraft engine, appliance, or spare part as such terms are defined in section 40102 of title 49 of the United States Code. We are rendering this opinion letter to you at the request of the Owner pursuant to
Section 4(a)(xxiii) of the Participation Agreement.

            In acting as such special counsel, we have examined, among other things, with respect to the Aircraft, executed counterparts of the Participation Agreement, Consent and Agreement, Trust Indenture, Trust Indenture Supplement, Guarantee and Secured Certificates. As to any facts material to our opinions expressed herein, we have, without independent investigation, relied upon the representations and warranties contained in the Operative Documents (including, without limitation, in Sections 7 and 8 of the Participation Agreement and certificates of officers of the Owner including, without limitation, the certificate of an officer of the Owner delivered pursuant to Section 4(a)(ix) of the Participation Agreement and the

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO               -2-               ____________ ___, ____


certificate of an officer of the Owner in the form attached as Exhibit A hereto) and upon originals or copies (certified or otherwise identified to our satisfaction) of such corporate records, documents and other instruments as, in our judgment, are necessary or appropriate to enable us to render this opinion. We have also assumed, and have not independently verified, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies, and the accuracy of all factual statements of parties made on or before the date hereof (and have relied thereon as we have deemed appropriate). We have delivered to you today our opinion of even date herewith as to, among other things, the enforceability of certain of the Operative Documents against the Owner. This Opinion is subject to the same assumptions, exceptions, limitations and qualifications set forth therein and is given in reliance on the same matters, including opinion letters, as are stated to be relied on therein.

            We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

            You have requested our opinion as to whether the Indenture Trustee would be entitled to the benefits of section 1110 ("Section 1110") of title 11 of the United States Code (the "Bankruptcy Code") if the Owner were to become a debtor in a case under chapter 11 of the Bankruptcy Code.

                                   ASSUMPTIONS

            The opinions expressed herein are based upon and subject to the assumed compliance by the relevant parties, at all relevant times, with the assumptions set forth herein and the assumption that all matters relied on herein continue to be true and that there are no and will not be any amendments to the Operative Documents or additional facts of which we are not aware which would be material to a court's decision on this issue.

            We have assumed, in addition to the assumptions set forth above, that:

            (i) the Owner will continue to be the registered owner of the Aircraft, subject to the security interest of the Indenture Trustee;

            (ii) the Owner holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo;

            (iii) the Trust Indenture constitutes the legal, valid and binding obligation of the Owner in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the Trust Indenture is effective to create a valid security interest in favor of the Indenture Trustee for the benefit of the Loan Participants in the Owner's right, title and interest in and to the

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO               -3-               ____________ ___, ____


      Aircraft and that the Indenture Trustee has and will continue to hold a perfected security interest in the Owner's interest in the Aircraft; and

            (iv) all Uniform Commercial Code financing statements and all filings necessary under the recording system of the Federal Aviation Act have been properly filed and duly recorded in all necessary places to properly record the ownership interest of the Owner in the Aircraft and to perfect the security interest of the Indenture Trustee in the Owner's interest in the Aircraft.

                                   CONCLUSION

            Based upon the foregoing, and subject to the assumptions and qualifications contained herein, it is our opinion that if the Owner were to become a debtor under chapter 11 of the Bankruptcy Code, the Indenture Trustee for the benefit of the Loan Participants would be entitled to the benefits of
Section 1110 with respect to the Airframe and the Engines but may not be entitled to such benefits with respect to any replacement of the Aircraft after an Event of Loss in the future.

                                 QUALIFICATIONS

            Section 1110 was amended effective October 22, 1994, and subsequently amended on April 5, 2000, by Section 744 of the Wendell H. Ford Aviation Investment and Reform Act for the 21st Century, Pub. L. No. 106-181 (the "AVIATION INVESTMENT AND REFORM ACT"). Our opinion respecting Section 1110 is based on the assumptions set forth herein, our review of the language of
Section 1110 as currently in effect, a review of the legislative history of the Bankruptcy Reform Act of 1994 and the Aviation Investment and Reform Act, and a review of the cases decided under the former versions of Section 1110. We are not aware of any judicial decision interpreting the amendments to Section 1110 enacted in the Bankruptcy Reform Act of 1994 or the Aviation Investment and Reform Act that is directly applicable to the facts and circumstances present in this transaction. Accordingly, our opinion is not based on directly applicable judicial precedent, but rather on what we believe to be a sound analysis of such authorities as exist.

            We express no opinion concerning whether any collateral consisting of proceeds or any substitute or replacement airframe, engine or part would have the benefits of Section 1110.

            We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or other such temporary relief, nor do we express any opinion, either implicitly or otherwise, with respect to any subject not addressed expressly in the Conclusion.

            We express no opinion as to the availability of Section 1110 with respect to any bankruptcy proceedings of any possible lessee of an Aircraft which may be leased by the Owner. We express no opinions except as expressly set forth herein, and no opinion is implied or may be inferred beyond the opinions expressly stated herein.

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO               -4-               ____________ ___, ____


            We are furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein. This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any person or entity for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion letter for changes in fact or law, or otherwise.

                                    Very truly yours,

                                   SCHEDULE A

Northwest Airlines, Inc., as Owner

Northwest Airlines Corporation, as Guarantor

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

State Street Bank and Trust Company, as Indenture Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                    EXHIBIT A
                            NORTHWEST AIRLINES, INC.
                              OFFICER'S CERTIFICATE

            In connection with the opinion dated [______________ ___, ___] (the "Opinion"), a copy of which is attached hereto as Exhibit A and which relates to one [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451] airframe FAA Registration No. N[_____] and MSN [_____], and [CFM International, Inc. model CFM56-5A4/5A5] [Pratt & Whitney model PW2040] [Pratt & Whitney model PW 4056] engine MSN [_______] [, Pratt & Whitney model PW4056 engine MSN [________], Pratt & Whitney model PW4056 engine MSN [______]] and [CFM International, Inc. model CFM56-5A4/5A5] [Pratt & Whitney model PW2040] engine MSN [_______] (collectively, the "Aircraft"), to be delivered by Cadwalader, Wickersham & Taft ("CW&T") to the parties identified therein in connection with the execution and delivery of certain of the Operative Documents (as defined in the Participation Agreement as defined in the Opinion), I, [____________________], [____________________] of Northwest Airlines, Inc., do hereby certify that:

            1. I understand that CW&T is relying on this Certificate in connection with the execution and delivery of the Opinion.

            2. To the best of my knowledge, information and belief, after due inquiry, the assumptions contained in the section of the Opinion entitled "Assumptions" are true and correct as of the date hereof.

            3. I have no reason to believe that any statement, fact, or opinion expressed in the Opinion is untrue, inaccurate or incomplete in any respect.

            4. To the best of my knowledge, information and belief, after due inquiry, all of the statements, representations, warranties, agreements, disclosures and other information furnished by Northwest, Airlines, Inc. and contained in the Operative Documents and other documents delivered in connection with this transaction are true, accurate and complete in all respects.

            5. Northwest Airlines, Inc. intends that the Indenture Trustee, for the benefit of the Loan Participants (as such terms are defined in the Participation Agreement), be entitled to the benefits of 11 U.S.C.ss.1110 with respect to the Aircraft.

            6. The Aircraft was first placed in service after October 22, 1994.

            7. I have been duly authorized by Northwest Airlines, Inc. to execute and deliver this Certificate to CW&T.

Dated: [_________ __, ___]

                                       NORTHWEST AIRLINES, INC.


                                       By:
                                           -----------------------------
                                           Name:
                                           Title:

                                          EXHIBIT J-1 TO PARTICIPATION AGREEMENT

                      [Form of Opinion of Bingham Dana LLP,
                  special counsel for the Pass Through Trustee]



                               [___________, ____]



TO THE PARTIES SET FORTH
  IN SCHEDULE A HERETO

            Re: Northwest Airlines, Inc./Financing of [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451] Aircraft [NW ____ ____]
                  (Pass Through Trustee Opinion)
                  ___________________________________________________________

Ladies and Gentlemen:

            We have acted as special counsel for State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity ("STATE STREET") and as Pass Through Trustee (the "PASS THROUGH TRUSTEE") under the Pass Through Trust Agreement dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc. and State Street as supplemented by Trust Supplement No. 2001-1A-1, Trust Supplement No. 2001-1A-2, Trust Supplement No. 2001-1B and Trust Supplement No. 2001-1C, each dated as of June 1, 2001 [and as supplemented by Trust Supplement No. 2001-1D, dated as of [_________, ____] -- A319's and 757's] and each among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street (collectively, the "PASS THROUGH TRUSTS" and, individually, a "PASS THROUGH TRUST") in connection with the execution and delivery of the Participation Agreement [NW _______] dated as of [_______________] (the "PARTICIPATION AGREEMENT") by and among State Street Bank and Trust Company, as Indenture Trustee, Northwest Airlines, Inc., Northwest Airlines Corporation (the "GUARANTOR"), State Street, as Pass Through Trustee and State Street Bank and Trust Company, as Subordination Agent (the "SUBORDINATION AGENT") and the transactions contemplated thereby. Capitalized terms not otherwise defined herein shall have the meanings specified in or referenced in the Participation Agreement. This opinion is being delivered pursuant to Section 4(b)(v) of the Participation Agreement.

            Our representation of State Street and the Pass Through Trustee has been as special counsel for the limited purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (i) the representations and warranties of the parties set forth in the Operative Documents and (ii) certificates delivered to us by the management of State Street and have assumed, without independent inquiry, the accuracy of those representations, warranties and certificates.

            We have examined the Participation Agreement, the Liquidity Facility for each of the Class A-1, Class A-2, Class B and Class C Trusts, the Intercreditor Agreement, the Note Purchase Agreement, the Escrow and Paying Agent Agreement for each of the Class A-1, Class A-2, Class B and Class C Trusts each dated as of June 1, 2001 and each among Wells Fargo Bank Northwest, National Association, as Escrow Agent, the underwriters named therein, State Street, as Pass Through Trustee and State Street Bank and Trust Company, as Paying Agent and each of the Pass Through Trusts (together, the "OPERATIVE DOCUMENTS"), the Certificate of the Comptroller of the Currency relating to State Street and originals, or copies certified or otherwise identified to our satisfaction, of such other records, documents, certificates, or other instruments as we have deemed necessary or advisable for the purposes of this opinion. For purposes of our opinion rendered in paragraph 1 below, with respect to the authority of State Street to operate as a national banking association and exercise trust powers, our opinion relies upon and is limited by such Certificate of the Comptroller of the Currency.

            We have assumed the genuineness of all signatures (other than those on behalf of State Street and the Pass Through Trustee), the conformity to the originals of all documents reviewed by us as copies, and the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document (other than on behalf of State Street and the Pass Through Trustee).

            When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly and substantively in the specific transactions to which this opinion relates, and without any special or additional investigation undertaken for the purposes of this opinion.

            Subject to the limitation set forth below, we have made such examinations of law as we have deemed necessary for the purposes of this opinion. The opinions set forth below are limited solely to the internal substantive laws of the State of Connecticut as applied by courts located in Connecticut and the federal laws of the United States. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of any state or other jurisdiction. In addition, no opinion is expressed as to matters governed by any law, statute, rule or regulation of the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of the Aircraft.

            To the extent to which this opinion deals with matters governed by or relating to the laws of the State of New York, or other jurisdictions other than the State of Connecticut, by which the Operative Documents are stated to be governed, we have assumed, with your permission that the Operative Documents are governed by the internal substantive laws of the State of Connecticut.

            Our opinion is further subject to the following exceptions, qualifications and assumptions:

            (a) We have assumed without independent investigation that (i) each party to the Operative Documents, other than State Street, in its individual capacity or as Pass Through Trustee, as applicable, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Operative Documents, and (ii) each party to the Operative Documents, at all times relevant thereto, had and has the full power, authority and legal right under its certificate of incorporation, partnership agreement, by-laws, and other governing organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be (other than State Street and the Pass Through Trustee with respect to the laws of the United States of America and the internal substantive laws of the State of Connecticut, but only in each case to the limited extent the same may be applicable to State Street or the Pass Through Trustee, and relevant to our opinions expressed below) to execute, and to perform its obligations under, the Operative Documents, and (iii) each party to the Operative Documents (other than State Street or the Pass Through Trustee, as applicable) has duly executed and delivered each of such agreements and instruments to which it is a party and that (other than with respect to State Street and the Pass Through Trustee, as applicable) the execution and delivery of such agreements and instruments and the transactions contemplated thereby have been duly authorized by proper corporate or other organizational proceedings as to such party.

            (b) We have assumed without any independent investigation (i) that each of the Operative Documents is a valid, binding and enforceable obligation of each party thereto other than State Street or the Pass Through Trustee, as applicable, and (ii) that each of the Operative Documents is a valid, binding and enforceable obligation of State Street or the Pass Through Trustee, as applicable, to the extent that laws other than those of the State of Connecticut are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to State Street or the Pass Through Trustee, as applicable, and relevant to our opinions expressed below).

            (c) The enforcement of any obligations of State Street or the Pass Through Trustee, as applicable, under any of the Operative Documents may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally, as well as by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of State Street or the Pass Through Trustee, as applicable, under any of the Operative Documents.

            (d) We express no opinion as the availability of any specific or equitable relief of any kind.

            (e) The enforcement of any rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any rights to collateral security, will be subject to a duty to act in a commercially reasonable manner.

            (f) We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to the (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) the grant of powers of attorney to any person or entity, (v) exculpation or exoneration clauses, indemnity clauses, and clauses relating to release or waivers of unmatured claims or rights, (vi) the imposition or collection of interest on overdue interest or providing for a penalty rate of interest or late charges on overdue or defaulted obligations, or the payment of any premium, liquidated damages, or other amount which may be held by any court to be a "penalty" or a "forfeiture," or (vii) so-called "usury savings clauses" purporting to specify methods of (or otherwise assure) compliance with usury laws or other similar laws of any jurisdiction.

            (g) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

            (h) No opinion is given herein as to the effect of usury laws (or other similar laws) of any jurisdiction with respect to the Operative Documents.

            In rendering the opinion set forth below in paragraph 6 as to certain Connecticut tax matters, we have assumed that, for federal income tax purposes, the trust created by the Trust Agreement will not be taxable as a corporation, but, rather, will be classified as a grantor trust under subpart E,
Part I of Subchapter J of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended or as a partnership.

            This opinion is rendered solely for the benefit of those institutions listed on SCHEDULE A hereto and their successors and assigns in connection with the transactions contemplated by the Operative Documents and may not be used or relied upon by any other person or for any other purpose.

            1. State Street is a national banking association, validly formed and authorized to operate as a national banking association under the laws of the United States of America and, in its individual capacity or as Pass Through Trustee, as the case may be, has or had, as the case may be, the requisite corporate and trust power and authority to execute, deliver and perform its obligations under the Operative Documents and in its capacity as Pass Through Trustee, to issue and execute the Certificates delivered on the Issuance Date.

            2. State Street, in its individual capacity or as Pass Through Trustee, as the case may be, has duly authorized by all necessary corporate action the Operative Documents and has duly executed and delivered the Operative Documents, and the Operative Documents constitute valid and binding obligations of State Street, in its individual capacity or as Pass Through Trustee, as the case may be, enforceable against State Street, in its individual capacity or as Pass Through Trustee, as the case may be, in accordance with their respective terms.

            3. The Certificates issued and dated the Issuance Date have been duly issued, authenticated and delivered by State Street as Pass Through Trustee pursuant to the terms of the Operative Documents and are enforceable against the Pass Through Trustee and are entitled to the benefits of the applicable Pass Through Trust.

            4. The authorization, execution, delivery and performance by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, of the Operative Documents and the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in the violation of the provisions of the charter documents or by-laws of State Street and, to the best of our knowledge, do not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of State Street under any indenture, mortgage or other agreement or instrument, in each case known to us, to which State Street is a party or by which it is bound, or violates any applicable Connecticut or federal law, rule or regulation governing State Street's banking or trust powers, or, to the best of our knowledge, of any judgment, order or decree, in each case known to us, applicable to State Street of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over State Street.

            5. No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Connecticut law governing the banking or trust powers of State Street is required for the authorization, execution, delivery and performance by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, of the Operative Documents or the consummation of any of the transactions by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, contemplated thereby (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law.

            6. There are no taxes, fees or other governmental charges payable under the laws of the State of Connecticut or any political subdivision of such State in connection with the execution and delivery by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, of the Operative Documents (except for taxes on any fees payable to State Street in its individual capacity) or in connection with the issuance, execution and delivery of the Certificates by State Street, as Pass Through Trustee, pursuant to the Pass Through Trusts which are imposed solely because State Street has its principal place of business in Connecticut or performs its administrative duties under the Operative Documents in Connecticut. Neither State Street, in its individual capacity or as the Pass Through Trustee, as the case may be, the Indenture Trustee, the Owner Participant, the Owner Trustee, nor the trust created by the Trust Agreement will, as a result of the transactions contemplated thereby, be subject to any Taxes under the laws of the State of Connecticut or any political subdivision thereof (except for Taxes on any fees payable to State Street in its individual capacity) which are imposed because State

Street has its principal place of business in Connecticut or performs its administrative duties under the Operative Documents in Connecticut, and there are no Taxes under the laws of the State of Connecticut or any political subdivision thereof (except for Taxes on any fees payable to State Street in its individual capacity) upon or with respect to the Aircraft or any Engine or any part of any interest therein, or the purchase, ownership, delivery, lease, sublease, possession, presence, use, operation, condition, storage, maintenance, modification, alteration, repair, sale, return, transfer or other disposition of the Aircraft or any Engine which are imposed because State Street has its principal place of business in Connecticut or performs its administrative duties under the Operative Documents in Connecticut.

            7. To our knowledge, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there are no proceedings pending or overtly threatened in writing against or affecting State Street in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, could reasonably be expected to affect materially and adversely the trust related to the Indenture or affect the right, power and authority of State Street, in its individual capacity or as Pass Through Trustee, as the case may be, to enter into or perform its obligations under the Operative Documents.

                                    Very truly yours,

                                    BINGHAM DANA LLP

                                   SCHEDULE A

State Street Bank and Trust Company, as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

Northwest Airlines, Inc., as Owner

Northwest Airlines Corporation, as Guarantor

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                          EXHIBIT J-2 TO PARTICIPATION AGREEMENT

                      [Form of Opinion of Bingham Dana LLP,
                  special counsel for the Subordination Agent]


                              [_____________, ____]

TO THE PARTIES SET FORTH
IN SCHEDULE A HERETO

            Re: Northwest Airlines, Inc./Financing of [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451] Aircraft [NW ____ ____]
                  (Subordination Agent Opinion)
                  -----------------------------------------------------------

Ladies and Gentlemen:

            We have acted as special counsel for State Street Bank and Trust Company in its individual capacity ("STATE STREET") and as Subordination Agent (the "SUBORDINATION AGENT") under the Intercreditor Agreement dated as of June 1, 2001[, as amended as of __________, ____] (the "INTERCREDITOR AGREEMENT") among State Street Bank and Trust Company of Connecticut, National Association, in its capacity as Trustee under the Northwest Airlines Pass Through Trust 2001-1A-1, Northwest Airlines Pass Through Trust 2001-1A-2, Northwest Airlines Pass Through Trust 2001-1B [and] Northwest Airlines Pass Through Trust 2001-1C [and Northwest Airlines Pass Through Trust 2001-1D], Landesbank Hessen-Thuringen Girozentrale, as Class A-1 Liquidity Provider, Class A-2 Liquidity Provider, Class B Liquidity Provider and Class C Liquidity Provider, and State Street, as Subordination Agent in connection with the execution and delivery of the Participation Agreement [NW ____] dated as of [________________] (the "PARTICIPATION AGREEMENT") by and among State Street, as Indenture Trustee, Northwest Airlines, Inc., as Owner (the "OWNER"), Northwest Airlines Corporation (the "GUARANTOR"), State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee (the "PASS THROUGH TRUSTEE") and State Street, as Subordination Agent and the transactions contemplated thereby. Capitalized terms not otherwise defined herein shall have the meanings specified in or referenced in the Participation Agreement. This opinion is being delivered pursuant to Section 4(a)(xxv) of the Participation Agreement.

            Our representation of State Street and the Subordination Agent has been as special counsel for the limited purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (i) the representations and warranties of the parties set forth in the Operative Documents and (ii) certificates delivered to us by the management of State Street and have assumed, without independent inquiry, the accuracy of those representations, warranties and certificates.

            We have examined the Participation Agreement, the Note Purchase Agreement, the Liquidity Facilities and the Intercreditor Agreement (together, the "OPERATIVE DOCUMENTS"), the Certificate of the Massachusetts Commissioner of Banks relating to State Street and originals, or copies certified or otherwise identified to our satisfaction, of such other records, documents, certificates, or other instruments as we have deemed necessary or advisable for the purposes of this opinion. For purposes of our opinion rendered in paragraph 1 below, with respect to the authority of State Street to operate as a state-chartered trust company and exercise trust powers, our opinion relies upon and is limited by such Certificate of the Massachusetts Commissioner of Banks.

            We have assumed the genuineness of all signatures (other than those on behalf of State Street and the Subordination Agent), the conformity to the originals of all documents reviewed by us as copies, and the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document (other than on behalf of State Street and the Subordination Agent).

            When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly and substantively in the specific transactions to which this opinion relates, and without any special or additional investigation undertaken for the purposes of this opinion.

            Subject to the limitation set forth below, we have made such examination of law as we have deemed necessary for the purposes of this opinion. The opinions set forth below are limited solely to the internal substantive laws of the Commonwealth of Massachusetts as applied by courts located in Massachusetts and the federal laws of the United States. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of any state or other jurisdiction. In addition, no opinion is expressed as to matters governed by any law, statute, rule or regulation of the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of the Aircraft.

            To the extent to which this opinion deals with matters governed by or relating to the laws of the State of New York, or other jurisdiction other than the Commonwealth of Massachusetts, by which the Operative Documents are stated to be governed, we have assumed, with your permission that the Operative Documents are governed by the internal substantive laws of the Commonwealth of Massachusetts.

            Our opinion is further subject to the following exceptions, qualifications and assumptions:

            (a) We have assumed without any independent investigation that (i) each party to the Operative Documents, other than State Street, in its individual capacity or as Subordination Agent, as applicable, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Operative Documents, and (ii) each party to the Operative Documents, at all times relevant thereto, had and has the full power, authority and legal right under its certificate of incorporation, partnership agreement, by-laws, and other governing organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be (other than State Street and the Subordination Agent with respect to the laws of the United States of America and the internal substantive laws of the Commonwealth of Massachusetts, but only in each case to the limited extent the same may be applicable to State Street or the Subordination Agent, and relevant to our opinions expressed below) to execute, and to perform its obligations under, the Operative Documents, and (iii) each party to the Operative Documents (other than State Street or the Subordination Agent, as applicable) has duly executed and delivered each of such agreements and instruments to which it is a party and that (other than with respect to State Street and the Subordination Agent, as applicable) the execution and delivery of such agreements and instruments and the transactions contemplated thereby have been duly authorized by proper corporate or other organizational proceedings as to such party.

            (b) We have assumed without any independent investigation (i) that each of the Operative Documents is a valid, binding and enforceable obligation of each party thereto other than State Street or the Subordination Agent, as applicable, and (ii) that each of the Operative Documents is a valid, binding and enforceable obligation of State Street or the Subordination Agent, as applicable, to the extent that laws other than those of the Commonwealth of Massachusetts are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to State Street or the Subordination Agent, as applicable, and relevant to our opinions expressed below).

            (c) The enforcement of any obligations of State Street or the Subordination Agent, as applicable, under any of the Operative Documents may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally, as well as by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of State Street or the Subordination Agent, as applicable, under any of the Operative Documents.

            (d) We express no opinion as the availability of any specific or equitable relief of any kind.

            (e) The enforcement of any rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any rights to collateral security, will be subject to a duty to act in a commercially reasonable manner.

            (f) We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) the grant of power of attorney to any person or entity, (v) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights,
      (vi) the imposition or collection of interest on overdue interest or providing for a penalty rate of interest or late charges on overdue or defaulted obligations, or the payment of any premium, liquidated damages, or other amount which may be held by any court to be a "penalty" or a "forfeiture," or (vii) so-called "usury savings clauses" purporting to specify methods of (or otherwise assure) compliance with usury laws or other similar laws of any jurisdiction.

            (g) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

            (h) No opinion is given herein as to the effect of usury laws (or other similar laws) of any jurisdiction with respect to the Operative Documents.

            This opinion is rendered solely for the benefit of those institutions listed on SCHEDULE A hereto and their successors and assigns in connection with the transactions contemplated by the Operative Documents and may not be used or relied upon by any other person or for any other purpose.

            1. State Street is a Massachusetts trust company, validly formed and authorized to operate as a state-chartered trust company under the laws of the Commonwealth of Massachusetts and, in its individual capacity or as Subordination Agent, as the case may be, has the requisite corporate and trust power and authority to execute, deliver and perform its obligations under the Operative Documents.

            2. State Street, in its individual capacity or as Subordination Agent, as the case may be, has duly authorized the Operative Documents and has duly executed and delivered the Operative Documents, and the Operative Documents constitute valid and binding obligations of State Street, in its individual capacity or as Subordination Agent, as the case may be, enforceable against State Street, in its individual capacity or as Subordination Agent, as the case may be, in accordance with their respective terms.

            3. The authorization, execution, delivery and performance by State Street, in its individual capacity or as Subordination Agent, as the case may be, of the Operative Documents and the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in the violation of the provisions of the charter documents or by-laws of State Street and, to the best of our knowledge, do not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of

State Street under any indenture, mortgage or other agreement or instrument, in each case known to us, to which State Street is a party or by which it is bound, or violates any applicable Massachusetts or federal law, rule or regulation governing State Street's banking or trust powers, or, to the best of our knowledge, of any judgment, order or decree, in each case known to us, applicable to State Street of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over State Street.

            4. No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Massachusetts law governing the banking or trust powers of State Street is required for the authorization, execution, delivery and performance by State Street, in its individual capacity or as Subordination Agent, as the case may be, of the Operative Documents or the consummation of any of the transactions by State Street, in its individual capacity or as Subordination Agent, as the case may be, contemplated thereby (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law.

            5. There are no taxes, fees or other governmental charges payable under the laws of the Commonwealth of Massachusetts or any political subdivision of such State in connection with the execution and delivery by State Street, in its individual capacity or as Subordination Agent, as the case may be, of the Operative Documents (except for taxes on any fees payable to State Street in its individual capacity) which are imposed solely because State Street has its principal place of business in Massachusetts or performs its administrative duties under the Operative Documents in Massachusetts.

            6. To our knowledge, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there are no proceedings pending or overtly threatened in writing against or affecting State Street in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, could reasonably be expected to affect materially and adversely the trust related to the Indenture or affect the right, power and authority of State Street, in its individual capacity or as Subordination Agent, as the case may be, to enter into or perform its obligations under the Operative Documents.

            7. Assuming that the Subordination Agent holds each of the Equipment Notes delivered to and registered in its name pursuant to and as required by the Intercreditor Agreement, it holds such Equipment Notes in trust as trustee for the related Trustee in the exercise of the fiduciary powers conferred upon State Street by Massachusetts law.

                                    Very truly yours,

                                    BINGHAM DANA LLP

                                   SCHEDULE A

State Street Bank and Trust Company, as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

Northwest Airlines, Inc., as Owner

Northwest Airlines Corporation, as Guarantor

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale